UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22323

Nuveen Enhanced Municipal Value Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

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Table of Contents
Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Fund Leverage	8
Share Information	9
Risk Considerations	11
Performance Overview and Holding Summaries	12
Portfolios of Investments	20
Statement of Assets and Liabilities	66
Statement of Operations	67
Statement of Changes in Net Assets	68
Financial Highlights	70
Notes to Financial Statements	74
Additional Fund Information	85
Glossary of Terms Used in this Report	86
Reinvest Automatically, Easily and Conveniently	88

NUVEEN 3

Chairman's Letter to Shareholders
Dear Shareholders,
Whether politics or the economy will prevail over the financial markets this year has been a much-analyzed question. After the U.S. presidential election, stocks rallied to new all-time highs, bonds tumbled, and business and consumer sentiment grew pointedly optimistic. But, to what extent the White House can translate rhetoric into stronger economic and corporate earnings growth remains to be seen. Stock prices have experienced upward momentum driven by positive economic news and earnings growth, inflation is ticking higher and interest rates are higher amid the Federal Reserve (Fed) rate hikes.
The Trump administration's early policy decisions have caused the markets to reassess their outlooks, cooling the stock market rally and stabilizing bond prices. The White House's pro-growth agenda of tax reform, infrastructure spending and deregulation remains on the table, but there is growing recognition that it may look different than Wall Street had initially expected. Additionally, Brexit negotiations in the U.K. face new uncertainties in light of the reshuffling of Parliament following the June snap election.
Nevertheless, there is a case for optimism. The jobs recovery, firming wages, the housing market and confidence measures are supportive of continued expansion in the economy. The Fed enacted a series of interest rate hikes in December 2016, March 2017 and June 2017, a vote of confidence that its employment and inflation targets are generally on track. Economies outside the U.S. have strengthened in recent months, possibly heralding the beginnings of a global synchronized recovery. Furthermore, the populist/nationalist undercurrent that helped deliver President Trump's win and triggered the U.K.'s Brexit remained in the minority during both March's Dutch general election and May's French presidential election, easing the political uncertainty surrounding Germany's elections later this year.
In the meantime, the markets will be focused on economic sentiment surveys along with "hard" data such as consumer and business spending to gauge the economy's progress. With the Fed now firmly in tightening mode, rate moves that are more aggressive than expected could spook the markets and potentially stifle economic growth. On the political economic front, President Trump's other signature platform plank, protectionism, is arguably anti-growth. We expect some churning in the markets as these issues sort themselves out.
Market volatility readings have been remarkably low of late, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you're concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
June 23, 2017
4 NUVEEN

Portfolio Managers' Comments
Nuveen Municipal Value Fund, Inc. (NUV)
Nuveen AMT-Free Municipal Value Fund (NUW)
Nuveen Municipal Income Fund, Inc. (NMI)
Nuveen Enhanced Municipal Value Fund (NEV)
These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. Portfolio managers Daniel J. Close, CFA, Christopher L. Drahn, CFA, and Steven M. Hlavin discuss key investment strategies and the six-month performance of these four national Funds. Dan has managed NUV and NUW since 2016. Chris assumed portfolio management responsibility for NMI in 2011. Steve has been involved in the management of NEV since its inception in 2009, taking on full portfolio management responsibility in 2010.
What key strategies were used to manage these Funds during the six-month reporting period ended April 30, 2017?
The overall municipal bond market sold off sharply in the first two months of the reporting period following the unexpected U.S. presidential election outcome and concerns that the Trump administration's tax, regulatory, health care and infrastructure policy might have a negative impact on the demand for, as well as the performance of, municipal bonds. However, as the new administration's term began, the municipal bond market partially recovered the earlier losses, supported by the market pricing in more realistic expectations about reforms and a better understanding of the limited impact it would have on the municipal market. For the reporting period overall, interest rates rose and credit spreads widened, which were headwinds for municipal bond performance, offsetting a generally positive fundamental backdrop. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term.
Our trading activity continued to focus on pursuing the Funds' investment objectives. Generally speaking, throughout this reporting period, the Funds maintained their overall positioning strategies in terms of duration and yield curve positioning, credit quality exposures and sector allocations.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers' ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
NUVEEN 5

Portfolio Managers' Comments (continued)
NUV and NUW were active buyers throughout the reporting period, adding bonds from both the new issue and secondary markets across a range of sectors. The market conditions during the reporting period provided attractive opportunities for tax loss swaps. This strategy involves selling lower coupon bonds that were bought when interest rates were lower and using the proceeds to buy similarly structured bonds with higher coupons, to capitalize on the tax loss (which can be used to offset future taxable gains) and boost the Funds' income distribution capabilities. We also reinvested proceeds from called bonds in NUV and NUW. In NUV, Golden State Tobacco Settlement bonds were one of the larger holdings to be called in this reporting period. NUW continued to see heightened levels of call activity and maturities (which is to be expected as the Fund approaches its 10-year mark in 2019), and as such we sought to lengthen its duration when possible.
NMI's trading activity was somewhat muted, by comparison. Our purchases were focused on longer duration credits in the health care sector, including bonds issued for hospitals and senior living centers. NMI also took advantage of engaging in tax loss swaps to help boost the Fund's income stream. While bond calls and maturities were relatively small in this reporting period, NMI's weighting in the AA rated category declined mildly due to the combination of calls and tax loss swaps, with proceeds being reinvested into the single A, BBB and BB rated categories.
In NEV, we reinvested the proceeds from a fair amount of call activity and sold some toll road positions with lower book yields to fund the purchases of higher yielding bonds issued for an Iowa fertilizer plant, a toll road and the Chicago Board of Education.
As of April 30, 2017, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the Funds perform during the six-month reporting period ended April 30, 2017?
The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds' total returns for the six-month, one-year, five-year, ten-year and since inception periods ended April 30, 2017. Each Fund's total returns at net asset value (NAV) are compared with the performance of a corresponding market index.
For the six months ended April 30, 2017, the total returns at NAV for NUW exceeded the return for the national S&P Municipal Bond Index, while NUV and NMI performed in line with the index and NEV underperformed the index.
The Funds' relative performance was driven largely by their duration and yield curve positioning during the reporting period. Yields on the longer end of the curve rose more than yields on the shorter end, causing longer bonds to underperform. NUV and NEV were hurt by their overweight allocations to the longer end of the yield curve, while NUW and NMI held smaller overweights to longer duration bonds, which mitigated the negative impact. NUW also benefited from its overweight allocations to the shorter end of the yield curve (notably the two-to-four year bucket), as this end of the curve was the best-performing segment in this reporting period.
Credit quality also influenced performance, although to a lesser extent than duration and yield curve positioning. NUV and NUW strongly benefited from overweight allocations to single B rated credits (most of which were tobacco securitization bonds), but the relative gains were somewhat offset by the Funds' exposures to AA rated bonds, which detracted from performance. NEV's overweight allocations to BBB and below investment grade bonds were disadvantageous to performance, as these ratings categories underperformed. However, an overweight allocation to the non-rated segment, which outperformed, contributed positively. For NMI, the relative performance impact of credit quality exposures was not a major factor in this reporting period.
Sector positioning had a mixed influence on performance during the reporting period. Tobacco securitization bonds were a stand-out performer in this reporting period as refunding activity reduced supply and created more favorable technical conditions for the sector, and the fundamental outlook for the sector improved after a report that cigarette smoking rates have declined less than forecasted. NUV, NUW and NMI benefited from their exposures to the tobacco sector, while the sector had a negative impact on NEV's performance. In addition, NUV was helped by its overweight to the pre-refunded sector, which was another top-performing sector in this reporting period, despite underperformance from an underweight to the single-family housing sector. NUW was also hurt by an underweight allocation to the single-family housing sector, but this was offset by an underweight to the higher education sector,
6 NUVEEN

which bolstered performance. For NEV, overweight allocations to health care and the industrial development revenue sectors were also detractors from performance, along with its tobacco sector exposure.
In addition, the use of leverage was an important factor affecting performance of NEV. Leverage is discussed in more detail later in the Fund Leverage section of this report.
An Update Involving Puerto Rico
As noted in the Funds' previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds' holdings and performance: Puerto Rico's ongoing debt restructuring is one such case. Puerto Rico began warning investors in 2014 the island's debt burden might prove to be unsustainable and the Commonwealth pursued various strategies to deal with this burden.
In June 2016, President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) into law. The legislation established an independent Financial Oversight and Management Board charged with restructuring Puerto Rico's financial operations and encouraging economic development. In addition to creating an oversight board, PROMESA also provides a legal framework and court-supervised debt restructuring process that enables Puerto Rico to adjust its debt obligations. In March 2017, the oversight board certified a ten-year fiscal plan projecting revenues, expenditures and a primary fiscal surplus available for debt service over the plan horizon. The fiscal plan was considered quite detrimental to creditors, identifying available resources to pay only about 24% of debt service due over the ten year term. In May 2017 (subsequent to the close of this reporting period), the oversight board initiated a bankruptcy-like process for the general government, general obligation debt, the Puerto Rico Sales Tax Financing Corporation (COFINA), the Highways and Transportation Authority (HTA), and the Employee Retirement System. Officials have indicated more public corporations could follow. As of June 2017 Puerto Rico has defaulted on many of its debt obligations, including General Obligation bonds.
In terms of Puerto Rico holdings, shareholders should note that NEV had limited exposure, which was either insured or investment grade, to Puerto Rico debt, 0.43%, while NUV, NUW and NMI did not hold any Puerto Rico bonds. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently in default and rated Caa3/D/D by Moody's, S&P and Fitch, respectively, with negative outlooks.
A Note About Investment Valuations
The municipal securities held by the Funds are valued by the Funds' pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund's portfolio in its entirety. Thus, the current net asset value of a Fund's shares may be impacted, higher or lower, if the Fund were to change its pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Funds' current municipal bond pricing service was acquired by the parent company of another pricing service. The two services have not yet combined their valuation organizations and process, but they announced in March 2017, that they anticipate doing so sometime in the ensuing several months. Such changes could have an impact on the net asset value of the Funds' shares.
NUVEEN 7

Fund Leverage
IMPACT OF THE FUNDS' LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of NEV relative to its comparative benchmark was the Fund's use of leverage through investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. This was also a factor, although less significantly, for NUV, NUW and NMI because their use of leverage is more modest. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund's net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a negligable impact on performance of NUV, NUW, and NMI during the reporting period, while making a negative contribution to NEV over this reporting period.

As of April 30, 2017, the Funds' percentages of leverage are as shown in the accompanying table.
	NUV	NUW	NMI	NEV
Effective Leverage*	0.92%	6.63%	6.00%	34.47%

*  Effective Leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund's effective leverage ratio.
8 NUVEEN

Share Information
DISTRIBUTION INFORMATION
The following information regarding the Funds' distributions is current as of April 30, 2017. Each Fund's distribution levels may vary over time based on each Fund's investment activity and portfolio investment value changes.
During the current reporting period, each Fund's distributions to shareholders were as shown in the accompanying table.
	Per Share Amounts
Ex-Dividend Date	NUV	NUW	NMI	NEV
November 2016	$0.0325	$0.0600	$0.0415	$0.0725
December	0.0325	0.0600	0.0405	0.0680
January	0.0325	0.0600	0.0405	0.0680
February	0.0325	0.0600	0.0405	0.0680
March	0.0325	0.0600	0.0405	0.0680
April 2017	0.0325	0.0600	0.0405	0.0680
Total Monthly Per Share Distributions	$0.1950	$0.3600	$0.2440	$0.4125
Ordinary Income Distribution*	$0.0022	$0.0072	$0.0020	$0.0012
Total Distributions from Net Investment Income	$0.1972	$0.3672	$0.2460	$0.4137

Yields
Market Yield**	3.90%	4.22%	3.95%	5.69%
Taxable-Equivalent Yield**	5.42%	5.86%	5.49%	7.90%

* **
Distribution paid in December 2016.
Market Yield is based on the Fund's current annualized monthly dividend divided by the Fund's current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
As of April 30, 2017, the Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund's monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund's dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.
NUVEEN 9

Share Information (continued)
EQUITY SHELF PROGRAMS
During the current reporting period, the following Funds were authorized by the Securities and Exchange Commission (SEC) to issue additional shares through an equity shelf program (Shelf Offering). Under these programs, each Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund's NAV per share. During the current fiscal period, each Fund was authorized to issue additional shares under one or more shelf offerings. The total amount of shares authorized under these Shelf Offerings are as shown in the accompanying table.
	NUV	NUW	NEV
Additional authorized shares	19,600,000*	2,600,000	5,200,000
* Represents additional authorized shares for the period November 1, 2016 through February 28, 2017.
During the current reporting period, the following Fund sold common shares through its Shelf Offering at a weighted average premium to its NAV per share as shown in the accompanying table.
NUW
Shares sold through shelf offering	123,474
Weighted average premium to NAV per share sold	1.50%

During the prior reporting period, NMI and NEV each filed an initial registration statement with the SEC to establish new Shelf Offerings. During May 2017, subsequent to the close of this reporting period, NMI's Shelf Offering was declared effective, while NEV's is not yet effective.
Refer to Notes to Financial Statements, Note 4 – Fund Shares, Equity Shelf Programs and Offering Costs for further details of Shelf Offerings and each Fund's respective transactions.
SHARE REPURCHASES
During August 2016, the Funds' Board of Directors/Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of April 30, 2017, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

	NUV	NUW	NMI	NEV
Shares cumulatively repurchased and retired	—	—	—	—
Shares authorized for repurchase	20,645,000	1,430,000	830,000	2,455,000

OTHER SHARE INFORMATION
As of April 30, 2017, and during the current reporting period, the Funds' share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	NUV	NUW	NMI	NEV
NAV	$10.14	$16.79	$11.31	$14.86
Share price	$10.00	$17.05	$12.31	$14.33
Premium/(Discount) to NAV	(1.38)%	1.55%	8.84%	(3.57)%
6-month average premium/(discount) to NAV	(3.73)%	(0.89)%	3.40%	(4.04)%

10 NUVEEN

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Municipal Value Fund, Inc. (NUV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NUV.
Nuveen AMT-Free Municipal Value Fund (NUW)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NUW.
Nuveen Municipal Income Fund, Inc. (NMI)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NMI.
Nuveen Enhanced Municipal Value Fund (NEV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. The Fund uses only inverse floaters for its leverage, increasing its exposure to interest rate risk and credit risk, including counter-party credit risk. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NEV.
NUVEEN 11

NUV
Nuveen Municipal Value Fund, Inc.
Performance Overview and Holding Summaries as of April 30, 2017
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2017

	Cumulative		Average Annual
	6-Month	1-Year	5-Year	10-Year
NUV at NAV	(0.47)%	0.51%	4.43%	4.59%
NUV at Share Price	2.25%	(1.19)%	3.98%	4.64%
S&P Municipal Bond Index	(0.41)%	0.57%	3.33%	4.29%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

12 NUVEEN

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.8%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.5%
Other Assets Less Liabilities	1.4%
Net Assets Plus Floating Rate
Obligations	100.7%
Floating Rate Obligations	(0.7)%
Net Assets	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	18.4%
AA	47.5%
A	14.0%
BBB	9.9%
BB or Lower	8.9%
N/R (not rated)	1.3%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	19.8%
Transportation	18.8%
Health Care	16.4%
U.S. Guaranteed	12.4%
Tax Obligation/General	11.5%
Consumer Staples	6.3%
Utilities	5.0%
Other	9.8%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	14.8%
Texas	12.8%
California	12.3%
Colorado	6.1%
Florida	5.6%
Ohio	5.3%
New York	4.8%
New Jersey	4.0%
Michigan	3.9%
Wisconsin	3.6%
Nevada	3.0%
Indiana	2.3%
Washington	2.2%
Other	19.3%
Total	100%

NUVEEN 13

NUW
Nuveen AMT-Free Municipal Value Fund
Performance Overview and Holding Summaries as of April 30, 2017
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2017

	Cumulative		Average Annual
				Since
	6-Month	1-Year	5-Year	Inception
NUW at NAV	(0.33)%	0.28%	4.36%	7.18%
NUW at Share Price	2.78%	0.82%	5.00%	6.85%
S&P Municipal Bond Index	(0.41)%	0.57%	3.33%	5.16%
Since inception returns are from 2/25/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

14 NUVEEN

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.1%
Other Assets Less Liabilities	4.8%
Net Assets Plus Floating Rate
Obligations	102.9%
Floating Rate Obligations	(2.9)%
Net Assets	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	34.6%
AA	30.4%
A	14.0%
BBB	12.5%
BB or Lower	7.2%
N/R (not rated)	1.3%
Total	100%

Portfolio Composition
(% of total investments)
U.S. Guaranteed	30.4%
Tax Obligation/General	11.6%
Transportation	11.4%
Utilities	11.1%
Tax Obligation/Limited	10.3%
Health Care	7.5%
Consumer Staples	7.2%
Education and Civic Organizations	3.2%
Other	7.3%
Total	100%

States and Territories
(% of total municipal bonds)
California	13.3%
Illinois	12.0%
Florida	8.6%
Texas	6.8%
Ohio	6.2%
Wisconsin	5.9%
New Jersey	5.4%
Colorado	5.3%
Indiana	5.3%
Nevada	4.0%
New York	3.6%
Louisiana	3.6%
Other	20.0%
Total	100%

NUVEEN 15

NMI
Nuveen Municipal Income Fund, Inc.
Performance Overview and Holding Summaries as of April 30, 2017
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2017

	Cumulative		Average Annual
	6-Month	1-Year	5-Year	10-Year
NMI at NAV	(0.43)%	0.83%	4.77%	5.35%
NMI at Share Price	3.08%	4.20%	5.78%	6.39%
S&P Municipal Bond Index	(0.41)%	0.57%	3.33%	4.29%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.
16 NUVEEN

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.4%
Other Assets Less Liabilities	1.6%
Net Assets	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	14.1%
AA	24.7%
A	25.1%
BBB	23.6%
BB or Lower	8.2%
N/R (not rated)	4.3%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	21.9%
Tax Obligation/General	13.4%
Tax Obligation/Limited	10.8%
U.S. Guaranteed	10.3%
Transportation	9.9%
Education and Civic Organizations	9.5%
Utilities	7.3%
Consumer Staples	5.4%
Long-Term Care	4.0%
Other	7.5%
Total	100%

States and Territories
(% of total municipal bonds)
California	17.7%
Illinois	10.4%
Texas	10.3%
Colorado	8.7%
Wisconsin	5.8%
Florida	5.6%
Ohio	4.8%
Missouri	4.1%
New York	3.7%
Pennsylvania	3.5%
Tennessee	2.4%
Kentucky	2.3%
Georgia	2.3%
Other	18.4%
Total	100%

NUVEEN 17

NEV
Nuveen Enhanced Municipal Value Fund
Performance Overview and Holding Summaries as of April 30, 2017
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2017

	Cumulative		Average Annual
				Since
	6-Month	1-Year	5-Year	Inception
NEV at NAV	(1.90)%	(0.85)%	5.92%	6.95%
NEV at Share Price	0.02%	(5.82)%	5.10%	5.93%
S&P Municipal Bond Index	(0.41)%	0.57%	3.33%	4.23%

Since inception returns are from 9/25/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.
18 NUVEEN

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	108.8%
Common Stocks	0.6%
Short-Term Municipal Bonds	0.8%
Other Assets Less Liabilities	2.9%
Net Assets Plus Floating Rate
Obligations	113.1%
Floating Rate Obligations	(13.1)%
Net Assets	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	20.1%
AA	33.4%
A	16.4%
BBB	14.5%
BB or Lower	9.7%
N/R (not rated)	5.5%
N/A (not applicable)	0.4%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	21.2%
Health Care	20.7%
Transportation	12.4%
U.S. Guaranteed	9.9%
Education and Civic Organizations	6.5%
Utilities	6.2%
Tax Obligation/General	6.1%
Consumer Staples	5.6%
Industrials	3.2%
Other	8.2%
Total	100%

States and Territories
(% of total municipal bonds)
California	14.3%
Illinois	13.3%
Ohio	9.6%
Wisconsin	9.2%
Pennsylvania	6.0%
Florida	5.3%
Georgia	4.1%
Washington	4.0%
New Jersey	3.8%
Louisiana	3.3%
Texas	3.2%
New York	3.2%
Colorado	3.1%
Other	17.6%
Total	100%

NUVEEN 19

NUV

Nuveen Municipal Value Fund, Inc.
Portfolio of Investments		April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.8%
	MUNICIPAL BONDS – 98.8%
	Alaska – 0.1%
$ 2,710	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds,	7/17 at 100.00	B3	$ 2,635,990
	Series 2006A, 5.000%, 6/01/32
	Arizona – 0.8%
2,500	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series	7/18 at 100.00	AA–	2,605,075
	2008A, 5.000%, 7/01/38
2,575	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series	12/17 at 102.00	B–	2,388,776
	2008, 7.000%, 12/01/27
5,600	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc.	No Opt. Call	BBB+	6,562,416
	Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
4,240	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale	9/20 at 100.00	AA	4,555,074
	Healthcare, Series 2006C. Re-offering, 5.000%, 9/01/35 – AGC Insured
14,915	Total Arizona			16,111,341
	Arkansas – 0.3%
1,150	Benton Washington Regional Public Water Authority, Arkansas, Water Revenue Bonds, Refunding &	10/17 at 100.00	A (4)	1,169,056
	Improvement Series 2007, 4.750%, 10/01/33 (Pre-refunded 10/01/17) – SYNCORA GTY Insured
5,650	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006A, 4.750%, 11/01/18 –	7/17 at 100.00	AA	5,667,289
	AGM Insured
6,800	Total Arkansas			6,836,345
	California – 12.1%
5,000	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	BBB+	5,593,300
	Subordinate Lien Series 2016B, 5.000%, 10/01/36
4,615	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	AA	3,945,133
	Project, Series 1997C, 0.000%, 9/01/23 – AGM Insured
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series	4/23 at 100.00	AA–	5,634,450
	2013S-4, 5.000%, 4/01/38
4,800	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Gold	7/17 at 100.00	CCC	1,906,752
	Country Settlement Funding Corporation, Refunding Series 2006, 0.000%, 6/01/33
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los
	Angeles County Securitization Corporation, Series 2006A:
3,275	5.450%, 6/01/28	12/18 at 100.00	B3	3,323,044
4,200	5.600%, 6/01/36	12/18 at 100.00	B3	4,275,096
1,175	California Department of Water Resources, Central Valley Project Water System Revenue Bonds,	12/26 at 100.00	AAA	1,408,590
	Refunding Series 2016AW, 5.000%, 12/01/33
10,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health,	11/26 at 100.00	AA–	11,191,100
	Refunding Series 2016B, 5.000%, 11/15/46
15,000	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System,	No Opt. Call	AA–	18,578,998
	Series 2017A-2, 5.000%, 11/01/47 (WI/DD, Settling 5/03/17)
3,850	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System,	7/23 at 100.00	AA–	4,359,779
	Series 2013A, 5.000%, 7/01/33
2,335	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series	7/20 at 100.00	Baa2	2,539,803
	2010A, 5.750%, 7/01/40
2,130	California Pollution Control Financing Authority, Revenue Bonds, Pacific Gas and Electric	6/17 at 100.00	A3 (4)	2,136,688
	Company, Series 2004C, 4.750%, 12/01/23 (Pre-refunded 6/01/17) – FGIC Insured (Alternative
	Minimum Tax)

20 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,625	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series	11/23 at 100.00	A+	$ 1,825,038
	2013I, 5.000%, 11/01/38
1,620	California State, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/30	7/17 at 100.00	AA–	1,624,147
	California State, General Obligation Bonds, Various Purpose Series 2007:
9,730	5.000%, 6/01/37 (Pre-refunded 6/01/17)	6/17 at 100.00	Aaa	9,768,044
6,270	5.000%, 6/01/37 (Pre-refunded 6/01/17)	6/17 at 100.00	Aaa	6,294,516
5,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	AA–	5,569,250
3,500	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda	6/26 at 100.00	BB	3,720,010
	University Medical Center, Series 2016A, 5.000%, 12/01/46
3,125	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital	8/19 at 100.00	N/R (4)	3,522,188
	Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)
3,600	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System,	7/18 at 100.00	AA– (4)	3,805,740
	Series 2007A, 5.750%, 7/01/47 (Pre-refunded 7/01/18) – FGIC Insured
6,120	Chino Valley Unified School District, San Bernardino County, California, General Obligation	8/17 at 53.63	Aa2	3,250,271
	Bonds, Series 2006D, 0.000%, 8/01/30
5,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series	8/18 at 100.00	AA+ (4)	5,264,800
	2006C, 5.000%, 8/01/32 (Pre-refunded 8/01/18) – AGM Insured
4,505	Covina-Valley Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	AA–	3,190,441
	Bonds, Series 2003B, 0.000%, 6/01/28 – FGIC Insured
16,045	Desert Community College District, Riverside County, California, General Obligation Bonds,	8/17 at 42.63	AA	6,821,371
	Election 2004 Series 2007C, 0.000%, 8/01/33 – AGM Insured
2,180	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/31 at 100.00	BBB–	1,802,577
	Refunding Series 2013A, 6.850%, 1/15/42
30,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series	No Opt. Call	AAA	27,975,598
	1995A, 0.000%, 1/01/22 (ETM)
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed
	Bonds, Series 2007A-1:
14,475	5.000%, 6/01/33	6/17 at 100.00	B+	14,554,613
1,500	5.125%, 6/01/47	6/17 at 100.00	B–	1,499,895
2,545	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/17 at 100.00	N/R (4)	2,553,526
	Bonds, Series 2007A-1, 4.500%, 6/01/27 (Pre-refunded 6/01/17)
	Merced Union High School District, Merced County, California, General Obligation Bonds,
	Series 1999A:
2,500	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	2,188,775
2,555	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	AA–	2,150,927
2,365	Montebello Unified School District, Los Angeles County, California, General Obligation Bonds,	No Opt. Call	AA–	1,751,188
	Election 1998 Series 2004, 0.000%, 8/01/27 – FGIC Insured
	Mount San Antonio Community College District, Los Angeles County, California, General
	Obligation Bonds, Election of 2008, Series 2013A:
3,060	0.000%, 8/01/28 (5)	2/28 at 100.00	Aa1	2,832,917
2,315	0.000%, 8/01/43 (5)	8/35 at 100.00	Aa1	1,713,656
3,550	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series	No Opt. Call	A	4,944,440
	2009C, 6.500%, 11/01/39
	Napa Valley Community College District, Napa and Sonoma Counties, California, General
	Obligation Bonds, Election 2002 Series 2007C:
7,200	0.000%, 8/01/29 – NPFG Insured	8/17 at 54.45	Aa2	3,906,144
11,575	0.000%, 8/01/31 – NPFG Insured	8/17 at 49.07	Aa2	5,656,355
2,350	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009,	11/19 at 100.00	Ba1 (4)	2,682,619
	6.750%, 11/01/39 (Pre-refunded 11/01/19)
10,150	Placer Union High School District, Placer County, California, General Obligation Bonds, Series	No Opt. Call	AA	5,539,160
	2004C, 0.000%, 8/01/33 – AGM Insured

NUVEEN 21

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 4,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical	7/17 at 100.00	Baa2	$ 4,015,360
	Center, Refunding Series 2007A, 5.000%, 7/01/47
15,505	Riverside Public Financing Authority, California, Tax Allocation Bonds, University	8/17 at 100.00	AA–	15,625,629
	Corridor/Sycamore Canyon Merged Redevelopment Project, Arlington Redevelopment
	Project, Hunter Park/Northside Redevelopment Project, Magnolia Center Redevelopment
	Project, 5.000%, 8/01/37 – NPFG Insured
	San Bruno Park School District, San Mateo County, California, General Obligation Bonds,
	Series 2000B:
2,575	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	AA	2,183,394
2,660	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	AA	2,152,791
250	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	BBB+ (4)	302,898
	Mission Bay South Redevelopment Project, Series 2011D, 7.000%, 8/01/41 (Pre-refunded 2/01/21)
12,095	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue	No Opt. Call	AA–	9,181,435
	Bonds, Refunding Series 1997A, 0.000%, 1/15/25 – NPFG Insured
13,220	San Mateo County Community College District, California, General Obligation Bonds, Series	No Opt. Call	AAA	9,569,033
	2006A, 0.000%, 9/01/28 – NPFG Insured
5,000	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds,	No Opt. Call	Aaa	4,268,250
	Election of 2000, Series 2002B, 0.000%, 9/01/24 – FGIC Insured
5,815	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding	No Opt. Call	AA	1,211,613
	Series 2015, 0.000%, 8/01/48
2,000	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	6/17 at 100.00	B+	1,999,940
	Bonds, Refunding Series 2005A-2, 5.400%, 6/01/27
	University of California, General Revenue Bonds, Series 2009O:
370	5.250%, 5/15/39 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	401,687
720	5.250%, 5/15/39 (Pre-refunded 5/15/19)	5/19 at 100.00	AA (4)	781,661
210	5.250%, 5/15/39 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	227,984
290,260	Total California			253,222,614
	Colorado – 6.1%
5,000	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 –	7/17 at 100.00	BBB–	5,008,250
	SYNCORA GTY Insured
5,200	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives,	7/17 at 100.00	BBB+	5,212,064
	Series 2006A, 4.500%, 9/01/38
7,105	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives,	1/23 at 100.00	BBB+	7,419,467
	Series 2013A, 5.250%, 1/01/45
1,700	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System,	9/18 at 102.00	AA	1,790,865
	Series 2005C, 5.250%, 3/01/40 – AGM Insured
2,845	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	3,121,591
	Leavenworth Health Services Corporation, Refunding Composite Deal Series 2010B, 5.000%, 1/01/21
15,925	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	17,016,657
	Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40
2,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/22 at 100.00	Aa2	2,217,940
	Revenue Bonds, Series 2012A, 5.000%, 3/01/41
	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B:
2,750	5.000%, 11/15/25	11/22 at 100.00	A+	3,174,490
2,200	5.000%, 11/15/29	11/22 at 100.00	A+	2,527,162
5,160	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B,	11/23 at 100.00	A	5,704,638
	5.000%, 11/15/43
2,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel,	12/26 at 100.00	Baa2	2,209,960
	Refunding Senior Lien Series 2016, 5.000%, 12/01/35

22 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
$ 9,660	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	AA–	$ 6,135,549
24,200	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	AA–	13,975,984
17,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	AA–	9,364,110
7,600	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B, 0.000%,	9/26 at 52.09	AA–	2,654,528
	9/01/39 – NPFG Insured
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
7,700	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	AA–	4,689,762
10,075	0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	AA–	3,648,158
5,000	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007,	12/17 at 100.00	AA (4)	5,132,400
	5.350%, 12/01/37 (Pre-refunded 12/01/17) – RAAI Insured
8,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs	No Opt. Call	A	11,012,720
	Utilities, Series 2008, 6.500%, 11/15/38
5,000	Rangely Hospital District, Rio Blanco County, Colorado, General Obligation Bonds, Refunding	11/21 at 100.00	Baa1	5,742,450
	Series 2011, 6.000%, 11/01/26
3,750	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private	7/20 at 100.00	BBB+	4,143,563
	Activity Bonds, Series 2010, 6.000%, 1/15/41
4,945	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project, Series	11/26 at 100.00	AA+	5,691,646
	2017A, 5.000%, 11/01/40
154,815	Total Colorado			127,593,954
	Connecticut – 0.1%
1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare,	7/21 at 100.00	A	1,596,825
	Series 2011A, 5.000%, 7/01/41
8,959	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series	No Opt. Call	N/R	347,620
	2013A, 0.240%, 7/01/31, PIK, (6)
10,459	Total Connecticut			1,944,445
	District of Columbia – 0.6%
15,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds,	7/17 at 100.00	N/R	2,102,700
	Series 2006A, 0.000%, 6/15/46
10,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds,	7/17 at 100.00	AA+	10,022,300
	Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured
25,000	Total District of Columbia			12,125,000
	Florida – 5.6%
3,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 –	10/21 at 100.00	AA	3,356,670
	AGM Insured
565	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance	6/25 at 100.00	N/R	575,492
	Charter School Income Projects, Series 2015A, 6.000%, 6/15/35
2,845	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Refunding	10/19 at 100.00	AA– (4)	3,111,548
	Series 2009C, 5.000%, 10/01/34 (Pre-refunded 10/01/19)
2,290	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport,	10/24 at 100.00	A+	2,554,037
	Subordinate Lien Series 2015B, 5.000%, 10/01/40
5,000	Marion County Hospital District, Florida, Revenue Bonds, Munroe Regional Medical Center,	10/17 at 100.00	BBB+ (4)	5,088,550
	Refunding and Improvement Series 2007, 5.000%, 10/01/34 (Pre-refunded 10/01/17)
5,090	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2010A,	7/20 at 100.00	A	5,567,238
	5.000%, 7/01/40
9,500	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami Children's	8/21 at 100.00	A+	11,319,535
	Hospital, Series 2010A, 6.000%, 8/01/46
2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding	10/24 at 100.00	A	2,234,800
	Series 2014B, 5.000%, 10/01/37

NUVEEN 23

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 6,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2009B,	10/19 at 100.00	A (4)	$ 6,629,160
	5.500%, 10/01/36 (Pre-refunded 10/01/19)
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B,	10/20 at 100.00	A	4,454,280
	5.000%, 10/01/29
4,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012,	7/22 at 100.00	AA	4,447,080
	5.000%, 7/01/42
9,590	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%,	10/20 at 100.00	AA	10,579,496
	10/01/39 – AGM Insured
10,725	Orlando, Florida, Contract Tourist Development Tax Payments Revenue Bonds, Series 2014A,	5/24 at 100.00	AA+ (4)	12,991,085
	5.000%, 11/01/44 (Pre-refunded 5/01/24)
3,250	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center,	11/22 at 100.00	BBB+	3,394,528
	Series 2013A, 5.000%, 11/01/43
9,440	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1,	7/17 at 100.00	AA– (4)	9,509,101
	Series 2007B, 5.000%, 7/01/40 (Pre-refunded 7/01/17) – NPFG Insured
2,500	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.250%, 10/01/27	10/17 at 100.00	BBB	2,527,850
6,865	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015,	5/25 at 100.00	AA	7,025,710
	4.000%, 5/01/34
	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System
	Obligation Group, Refunding Series 2007:
3,035	5.000%, 8/15/19	8/17 at 100.00	AA–	3,070,874
14,730	5.000%, 8/15/42 (UB) (7)	8/17 at 100.00	AA–	14,828,249
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A,	5/22 at 100.00	Aa2	3,672,306
	5.000%, 11/15/33
107,725	Total Florida			116,937,589
	Georgia – 0.3%
3,325	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015, 5.000%, 11/01/40	5/25 at 100.00	Aa2	3,800,375
2,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/26 at 100.00	AA+	2,292,620
	Refunding Series 2016A, 5.000%, 10/01/46
5,325	Total Georgia			6,092,995
	Guam – 0.0%
330	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43	10/23 at 100.00	BBB	376,415
	(Alternative Minimum Tax)
	Hawaii – 0.2%
3,625	Honolulu City and County, Hawaii, General Obligation Bonds, Refunding Series 2009A, 5.250%,	4/19 at 100.00	Aa1 (4)	3,918,009
	4/01/32 (Pre-refunded 4/01/19)
	Illinois – 14.7%
5,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement	4/27 at 100.00	A	5,173,550
	Revenues, Series 2016, 6.000%, 4/01/46
5,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/25 at 100.00	B	4,839,700
	2016A, 7.000%, 12/01/44
2,945	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/26 at 100.00	B	2,735,993
	2016B, 6.500%, 12/01/46
17,725	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax	No Opt. Call	AA–	13,250,501
	Revenues, Series 1998B-1, 0.000%, 12/01/24 – FGIC Insured
7,495	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax	No Opt. Call	AA–	3,744,727
	Revenues, Series 1999A, 0.000%, 12/01/31 – FGIC Insured
1,500	Chicago Park District, Illinois, General Obligation Bonds, Limited Tax Series 2011A,	1/22 at 100.00	AA+	1,576,350
	5.000%, 1/01/36

24 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A:
$ 2,750	4.750%, 1/01/30 – AGM Insured	7/17 at 100.00	AA	$ 2,756,710
5,000	4.625%, 1/01/31 – AGM Insured	7/17 at 100.00	AA	5,011,550
285	Chicago, Illinois, General Obligation Bonds, Series 2002A, 5.625%, 1/01/39 – AMBAC Insured	7/17 at 100.00	AA–	285,767
7,750	Chicago, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 1/01/34 – AGM Insured	7/17 at 100.00	AA	7,770,228
5,000	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2008A, 5.000%, 1/01/38 – AGC Insured	1/18 at 100.00	AA	5,104,700
3,320	Cook and DuPage Counties Combined School District 113A Lemont, Illinois, General Obligation	No Opt. Call	AA–	3,110,807
	Bonds, Series 2002, 0.000%, 12/01/20 – FGIC Insured
8,875	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA–	9,419,126
3,260	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International	10/20 at 100.00	B–	3,332,111
	Corporation Project, Series 2010, 6.500%, 10/15/40
5,000	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2012, 5.000%, 11/15/37	11/22 at 100.00	AAA	5,382,900
13,070	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook	No Opt. Call	Aa3	12,661,432
	and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/19 – AGM Insured
14,960	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook	No Opt. Call	Aa3 (4)	14,675,461
	and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/19 –
	AGM Insured (ETM)
1,800	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Winnebago	No Opt. Call	A2	1,740,096
	and Boone Counties School District 205 – Rockford, Series 2000, 0.000%, 2/01/19 – AGM Insured
1,875	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B,	11/19 at 100.00	AA+	2,056,031
	5.500%, 11/01/39
3,000	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA+	3,208,440
1,415	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A,	5/20 at 100.00	A	1,558,113
	6.000%, 5/15/39
3,110	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A,	5/20 at 100.00	N/R (4)	3,544,063
	6.000%, 5/15/39 (Pre-refunded 5/15/20)
	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A:
45	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	51,705
4,755	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	BBB– (4)	5,463,495
	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B:
70	5.000%, 5/15/19 (Pre-refunded 5/15/18) – AGM Insured	5/18 at 100.00	AA (4)	73,015
1,930	5.000%, 5/15/19 (Pre-refunded 5/15/18) – AGM Insured	5/18 at 100.00	AA (4)	2,012,295
5,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group,	5/25 at 100.00	A+	5,430,600
	Series 2015A, 5.000%, 11/15/38
4,260	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%,	8/17 at 100.00	N/R (4)	4,310,183
	8/01/37 (Pre-refunded 8/01/17)
4,475	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,	8/18 at 100.00	BBB+	4,615,963
	Refunding Series 2008A, 5.500%, 8/15/30
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,
	Refunding Series 2015C:
560	5.000%, 8/15/35	8/25 at 100.00	Baa1	605,752
825	5.000%, 8/15/44	8/25 at 100.00	Baa1	871,382
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series	2/21 at 100.00	AA– (4)	2,891,025
	2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21)
3,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A,	10/21 at 100.00	AA+	3,231,690
	5.000%, 10/01/51
5,245	Illinois Finance Authority, Revenue Bonds, University of Chicago, Tender Option Bond Trust	7/17 at 100.00	AA+ (4)	5,322,521
	2015-XF0248, 8.526%, 7/01/46 (Pre-refunded 7/01/17) (IF) (7)
620	Illinois Health Facilities Authority, Revenue Bonds, South Suburban Hospital, Series 1992,	No Opt. Call	N/R (4)	646,815
	7.000%, 2/15/18 (ETM)
3,750	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 5.500%, 6/15/30 –	7/17 at 100.00	BBB–	3,840,713
	AMBAC Insured

NUVEEN 25

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 1,755	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/29	2/27 at 100.00	BBB	$ 1,814,319
655	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	BBB	678,881
5,590	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	AA–	6,178,403
	5.000%, 1/01/38
5,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel	7/17 at 100.00	N/R	4,248,500
	Revenue Bonds, Series 2005A-2, 5.500%, 1/01/36 – ACA Insured (6)
16,800	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	No Opt. Call	AA–	14,691,600
	Project, Refunding Series 1996A, 0.000%, 12/15/21 – NPFG Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Refunding Series 2002B:
3,070	5.500%, 6/15/20 – NPFG Insured	6/17 at 101.00	AA–	3,118,383
3,950	5.550%, 6/15/21 – NPFG Insured	6/17 at 101.00	AA–	4,012,450
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Refunding Series 2002B:
705	5.500%, 6/15/20 (Pre-refunded 6/15/17) – NPFG Insured	6/17 at 101.00	AA– (4)	716,372
1,765	5.550%, 6/15/21 (Pre-refunded 6/15/17) – NPFG Insured	6/17 at 101.00	AA– (4)	1,793,575
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Series 1993A:
9,415	0.000%, 6/15/17 – NPFG Insured	No Opt. Call	AA–	9,397,865
9,270	0.010%, 6/15/18 – FGIC Insured	No Opt. Call	AA–	9,070,788
2,905	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	No Opt. Call	AA– (4)	2,901,514
	Project, Series 1993A, 0.000%, 6/15/17 – NPFG Insured (ETM)
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Series 1994B:
7,250	0.000%, 6/15/18 – NPFG Insured	No Opt. Call	AA–	7,094,198
3,635	0.000%, 6/15/21 – NPFG Insured	No Opt. Call	AA–	3,236,786
5,190	0.000%, 6/15/28 – NPFG Insured	No Opt. Call	AA–	3,295,546
11,670	0.000%, 6/15/29 – FGIC Insured	No Opt. Call	AA–	7,026,157
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Series 2002A:
10,000	0.000%, 6/15/24 – NPFG Insured (5)	6/22 at 101.00	AA–	11,245,000
4,950	0.000%, 12/15/32 – NPFG Insured	No Opt. Call	AA–	2,482,227
21,375	0.000%, 6/15/34 – NPFG Insured	No Opt. Call	AA–	9,799,155
21,000	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	AA–	8,877,960
21,970	0.000%, 6/15/36 – NPFG Insured	No Opt. Call	AA–	8,991,442
10,375	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AA–	4,148,029
10,000	0.000%, 12/15/37 – NPFG Insured	No Opt. Call	AA–	3,777,500
25,825	0.000%, 6/15/39 – NPFG Insured	No Opt. Call	AA–	8,971,605
6,095	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	AA	8,159,803
	Illinois, General Obligation Bonds, Series 2002A, 6.000%, 7/01/32 – NPFG Insured
5,020	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville	No Opt. Call	AA	4,150,185
	Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/23 – AGM Insured
615	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A	698,972
	6.000%, 10/01/42
1,575	Will County Community School District 161, Summit Hill, Illinois, Capital Appreciation School	No Opt. Call	A3	1,554,667
	Bonds, Series 1999, 0.000%, 1/01/18 – FGIC Insured
720	Will County Community School District 161, Summit Hill, Illinois, Capital Appreciation School	No Opt. Call	A3 (4)	715,457
	Bonds, Series 1999, 0.000%, 1/01/18 – FGIC Insured (ETM)
2,550	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation	No Opt. Call	AA–	2,209,550
	Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/22 – NPFG Insured
780	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation	No Opt. Call	AA– (4)	708,864
	Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/22 – NPFG Insured (ETM)
388,645	Total Illinois			308,071,263

26 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 2.3%
$ 300	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007,	7/17 at 100.00	BB	$ 300,006
	5.000%, 10/01/24
5,010	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series	5/23 at 100.00	A	5,399,928
	2012A, 5.000%, 5/01/42
2,250	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group,	6/25 at 100.00	AA	2,277,900
	Refunding 2015A, 4.000%, 12/01/40
5,740	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	A–	6,110,747
	Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)
6,400	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project,	9/24 at 100.00	B+	6,551,168
	Series 2014, 5.000%, 9/01/46 (Alternative Minimum Tax)
2,250	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Sisters of Saint	5/18 at 100.00	Aa3 (4)	2,348,415
	Francis Health Services Inc., Series 2006E, 5.250%, 5/15/41 (Pre-refunded 5/01/18) –
	AGM Insured
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
12,550	0.000%, 2/01/21 – AMBAC Insured	No Opt. Call	AA	11,699,738
2,400	0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	1,944,168
14,595	0.000%, 2/01/27 – AMBAC Insured	No Opt. Call	AA	10,934,574
850	Whiting Redevelopment District, Indiana, Tax Increment Revenue Bonds, Lakefront Development	7/20 at 100.00	N/R	907,035
	Project, Series 2010, 6.750%, 1/15/32
52,345	Total Indiana			48,473,679
	Iowa – 1.3%
14,500	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	12/18 at 100.00	B	14,753,605
	Project, Series 2013, 5.500%, 12/01/22
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
175	5.375%, 6/01/38	7/17 at 100.00	B+	175,000
7,000	5.625%, 6/01/46	7/17 at 100.00	B+	7,000,140
4,965	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	6/17 at 100.00	B+	4,965,000
	5.600%, 6/01/34
26,640	Total Iowa			26,893,745
	Kentucky – 0.6%
645	Greater Kentucky Housing Assistance Corporation, FHA-Insured Section 8 Mortgage Revenue	7/17 at 100.00	AA–	646,793
	Refunding Bonds, Series 1997A, 6.100%, 1/01/24 – NPFG Insured
	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky
	International Airport, Series 2016:
1,530	5.000%, 1/01/27	1/26 at 100.00	A+	1,785,020
1,600	5.000%, 1/01/28	1/26 at 100.00	A+	1,849,376
1,750	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds,	6/18 at 100.00	AA	1,820,193
	Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/38 – AGC Insured
1,170	Kentucky Municipal Power Agency, Power System Revenue Bonds, Prairie State Project Series	9/17 at 100.00	AA– (4)	1,186,614
	2007A, 5.000%, 9/01/37 (Pre-refunded 9/01/17) – NPFG Insured
6,000	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,	7/31 at 100.00	Baa3	4,969,260
	Downtown Crossing Project, Convertible Capital Appreciation Series 2013C, 0.000%, 7/01/39 (5)
12,695	Total Kentucky			12,257,256
	Louisiana – 1.5%
12,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue	11/17 at 100.00	BBB	12,265,560
	Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32
2,310	Louisiana Local Government Environmental Facilities and Community Development Authority,	8/20 at 100.00	BBB	2,613,026
	Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29
5,450	Louisiana Local Government Environmental Facilities and Community Development Authority,	11/20 at 100.00	BBB	6,217,251
	Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35

NUVEEN 27

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 5,075	Louisiana Public Facilities Authority, Revenue Bonds, Nineteenth Judicial District Court	6/17 at 100.00	AA– (4)	$ 5,096,924
	Building Project, Series 2007, 5.500%, 6/01/41 (Pre-refunded 6/01/17) – NPFG Insured
4,420	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A,	7/23 at 100.00	AA–	4,951,770
	5.000%, 7/01/28
29,255	Total Louisiana			31,144,531
	Maine – 0.3%
4,250	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical	7/23 at 100.00	BBB	4,347,070
	Center Obligated Group Issue, Series 2013, 5.000%, 7/01/33
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical	7/21 at 100.00	BBB–	1,139,387
	Center, Series 2011, 6.750%, 7/01/41
5,300	Total Maine			5,486,457
	Maryland – 0.7%
	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
1,300	5.250%, 9/01/17 (Pre-refunded 6/23/17) – SYNCORA GTY Insured	6/17 at 100.00	Ba1 (4)	1,303,640
3,240	4.600%, 9/01/30 (Pre-refunded 6/23/17) – SYNCORA GTY Insured	6/17 at 100.00	Ba1 (4)	3,247,355
1,545	5.250%, 9/01/39 (Pre-refunded 6/23/17) – SYNCORA GTY Insured	6/17 at 100.00	Ba1 (4)	1,548,492
2,500	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B,	6/17 at 100.00	BB (4)	2,504,550
	5.875%, 9/01/39 (Pre-refunded 6/23/17)
2,350	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple Line	9/26 at 100.00	BBB+	2,559,855
	Light Rail Project, Green Bonds, Series 2016D, 5.000%, 3/31/41 (Alternative Minimum Tax)
1,050	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds,	7/25 at 100.00	BBB	1,134,714
	Meritus Medical Center, Series 2015, 5.000%, 7/01/40
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/22 at 100.00	Baa3	1,658,145
	Healthcare, Series 2011A, 6.125%, 1/01/36
13,485	Total Maryland			13,956,751
	Massachusetts – 1.9%
	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2008A:
1,450	5.250%, 7/01/34 (Pre-refunded 7/01/18)	7/18 at 100.00	N/R (4)	1,524,240
3,550	5.250%, 7/01/34 (Pre-refunded 7/01/18)	7/18 at 100.00	AAA	3,731,760
2,100	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare	11/23 at 100.00	A	2,335,410
	Obligated Group, Series 2013, 5.250%, 11/15/41
	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,
	Series 2016E:
2,905	5.000%, 7/01/35	7/26 at 100.00	BBB	3,135,367
1,105	5.000%, 7/01/36	7/26 at 100.00	BBB	1,189,102
2,765	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute Issue,	12/26 at 100.00	A1	3,086,044
	Series 2016N, 5.000%, 12/01/41
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc.,	7/18 at 100.00	A– (4)	524,630
	Series 2008E-1 &2, 5.125%, 7/01/38 (Pre-refunded 7/01/18)
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University,
	Refunding Series 2009A:
835	5.750%, 7/01/39	7/19 at 100.00	BBB	900,648
1,465	5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	1,611,324
11,290	Massachusetts Housing Finance Agency, Housing Bonds, Series 2009F, 5.700%, 6/01/40	12/18 at 100.00	AA	11,593,249
	(Alternative Minimum Tax)
9,110	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series	5/23 at 100.00	AA+	10,255,491
	2013A, 5.000%, 5/15/43
980	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior Series	No Opt. Call	AA–	708,746
	1997A, 0.000%, 1/01/29 – NPFG Insured
320	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2000-6,	7/17 at 100.00	Aaa	321,190
	5.500%, 8/01/30
38,375	Total Massachusetts			40,917,201

28 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 3.6%
	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Refunding Series 2013:
$ 2,000	6.000%, 10/01/33	10/23 at 100.00	N/R	$ 1,975,240
2,520	6.000%, 10/01/43	10/23 at 100.00	N/R	2,442,031
5,870	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A,	5/17 at 100.00	B–	5,720,432
	5.500%, 5/01/21
1,415	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A	1,528,426
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
15	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 4.500%,	7/17 at 100.00	AA–	15,030
	7/01/35 – NPFG Insured
3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%,	No Opt. Call	AA–	3,585,630
	7/01/29 – FGIC Insured
3,395	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%,	7/18 at 100.00	AA+ (4)	3,575,852
	7/01/36 (Pre-refunded 7/01/18) – BHAC Insured
7,525	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 2001C-2, 5.250%, 7/01/29 –	7/18 at 100.00	AA+	7,861,292
	FGIC Insured
5	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2003B, 5.000%,	7/17 at 100.00	AA–	5,014
	7/01/34 – NPFG Insured
5	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003A, 5.000%,	7/17 at 100.00	A	5,014
	7/01/34 – NPFG Insured
2,200	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2005B, 4.750%,	7/18 at 100.00	AA+ (4)	2,297,966
	7/01/34 (Pre-refunded 7/01/18) – BHAC Insured
895	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson	5/20 at 100.00	A2	961,588
	Methodist Hospital, Series 2010, 5.250%, 5/15/36 – AGM Insured
1,105	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson	5/20 at 100.00	A2 (4)	1,235,954
	Methodist Hospital, Series 2010, 5.250%, 5/15/36 (Pre-refunded 5/15/20) – AGM Insured
1,950	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/22 at 100.00	A	2,073,962
	Sewerage Department Water Supply System Local Project, Series 2014C-1, 5.000%, 7/01/44
4,585	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011,	12/21 at 100.00	AA–	5,140,564
	5.000%, 12/01/39
15	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011,	12/21 at 100.00	N/R (4)	17,389
	5.000%, 12/01/39 (Pre-refunded 12/01/21)
5,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2015,	6/22 at 100.00	AA–	5,566,200
	5.000%, 12/01/35
6,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group,	11/26 at 100.00	AA+	6,061,680
	Refunding and Project Series 2010F-6, 4.000%, 11/15/47
2,155	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2010,	10/20 at 100.00	AAA	2,424,698
	5.000%, 10/01/29 (Pre-refunded 10/01/20)
5,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/21 at 100.00	Aa2	5,607,850
	2011-II-A, 5.375%, 10/15/41
10,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I,	10/25 at 100.00	Aa2	11,545,100
	5.000%, 4/15/30
2,890	Oakland University, Michigan, General Revenue Bonds, Series 2012, 5.000%, 3/01/42	3/22 at 100.00	A1	3,163,567
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont	9/18 at 100.00	Aaa	1,261,355
	Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)
1,100	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County	12/25 at 100.00	A	1,200,166
	Airport, Series 2015D, 5.000%, 12/01/45
69,795	Total Michigan			75,272,000

NUVEEN 29

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota – 0.6%
$ 1,585	Breckenridge, Minnesota, Revenue Bonds, Catholic Health Initiatives, Series 2004A,	7/17 at 100.00	BBB+	$ 1,589,914
	5.000%, 5/01/30
6,375	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Hospital and Healthcare	11/18 at 100.00	A+ (4)	6,926,756
	Services, Series 2008A, 6.625%, 11/15/28 (Pre-refunded 11/15/18)
3,200	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Refunding Series	No Opt. Call	AA	3,978,560
	2016B, 5.000%, 11/15/34
11,160	Total Minnesota			12,495,230
	Missouri – 0.8%
3,465	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	3,755,228
	CoxHealth, Series 2013A, 5.000%, 11/15/48
12,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System,	6/20 at 100.00	AA–	12,876,480
	Series 2010B, 5.000%, 6/01/30
15,465	Total Missouri			16,631,708
	Montana – 0.1%
1,115	Billings, Montana, Sewer System Revenue Bonds, Series 2017, 5.000%, 7/01/33	7/27 at 100.00	AA+	1,319,993
	Nebraska – 0.3%
1,400	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska	11/25 at 100.00	A–	1,528,604
	Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45
5,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2008A, 5.500%,	2/18 at 100.00	AA (4)	5,175,500
	2/01/39 (Pre-refunded 2/01/18)
6,400	Total Nebraska			6,704,104
	Nevada – 3.0%
2,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2007A-1, 5.000%, 7/01/26	7/17 at 100.00	Aa3 (4)	2,013,740
	(Pre-refunded 7/01/17) – AMBAC Insured (Alternative Minimum Tax)
5,075	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	5,644,009
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
5,220	5.000%, 6/01/33	12/24 at 100.00	Aa1	5,981,180
10,000	5.000%, 6/01/34	12/24 at 100.00	Aa1	11,406,900
9,000	5.000%, 6/01/39	12/24 at 100.00	Aa1	10,148,580
5,505	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding WaterImprovement	6/26 at 100.00	Aa1	6,243,991
	Series 2016A, 5.000%, 6/01/41
10,000	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	7/17 at 100.00	AA–	10,002,600
10,000	Reno, Nevada, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007, 5.250%,	7/17 at 100.00	AA+ (4)	10,077,900
	7/01/31 – BHAC Insured (Pre-refunded 7/01/17) (UB) (7)
1,500	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax	6/18 at 100.00	B1	1,539,885
	Revenue Bonds Series 2008A, 6.750%, 6/15/28
58,300	Total Nevada			63,058,785
	New Hampshire – 0.1%
1,500	New Hampshire Business Finance Authority,Revenue Bonds, Elliot Hospital Obligated Group Issue,	10/19 at 100.00	Baa1 (4)	1,678,890
	Series 2009A, 6.125%, 10/01/39 (Pre-refunded 10/01/19)
	New Jersey – 3.8%
930	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	AA	1,026,032
	Replacement Project, Series 2013, 5.125%, 1/01/39 – AGM Insured (Alternative Minimum Tax)
2,550	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series	7/17 at 100.00	AA–	2,614,923
	2004A, 5.250%, 7/01/33 – NPFG Insured
5,990	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	No Opt. Call	AA	7,116,779
	2005N-1, 5.500%, 9/01/25 – AGM Insured
4,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program	3/23 at 100.00	A–	4,208,920
	Bonds, Refunding Series 2013NN, 5.000%, 3/01/25

30 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 6,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program	12/26 at 100.00	A–	$ 6,420,780
	Bonds, Refunding Series 2016BBB, 5.500%, 6/15/31
3,300	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters	7/18 at 100.00	BB+	3,384,744
	University Hospital, Series 2007, 5.750%, 7/01/37
9,420	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	A–	4,473,558
	Appreciation Series 2010A, 0.000%, 12/15/31
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding
	Series 2006C:
30,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	AA–	16,456,800
27,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	13,333,950
4,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013AA,	6/23 at 100.00	A–	4,644,135
	5.000%, 6/15/29
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
2,750	5.250%, 6/15/32	6/25 at 100.00	A–	2,869,955
2,150	5.250%, 6/15/34	6/25 at 100.00	A–	2,229,679
1,135	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43	5/23 at 100.00	Aa3	1,255,662
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,
	Series 2007-1A:
4,335	4.625%, 6/01/26	6/17 at 100.00	BBB	4,343,930
6,215	4.750%, 6/01/34	6/17 at 100.00	BB–	6,084,423
110,275	Total New Jersey			80,464,270
	New Mexico – 0.0%
735	University of New Mexico, Revenue Bonds, Refunding Series 1992A, 6.000%, 6/01/21	No Opt. Call	AA	798,673
	New York – 4.7%
4,030	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory	7/27 at 100.00	Aa3	4,610,360
	Facilities, Series 2017A, 5.000%, 7/01/46
9,490	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%,	6/17 at 100.00	A (4)	9,557,664
	2/15/47 (Pre-refunded 6/30/17) – FGIC Insured
5,160	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 5.500%,	5/19 at 100.00	AA+ (4)	5,620,582
	5/01/33 (Pre-refunded 5/01/19) – BHAC Insured
12,855	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	A–	14,255,038
	5.000%, 5/01/38
9,850	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium	7/17 at 100.00	AA–	9,877,383
	Project, Series 2006, 4.750%, 3/01/46 – NPFG Insured
3,525	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	6/19 at 100.00	AA+	3,823,744
	Bonds, Second Generation Resolution, Series 2009EE-2, 5.250%, 6/15/40
11,755	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	12,514,020
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44
2,700	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A+	3,077,406
	Center Project, Series 2011, 5.750%, 11/15/51
8,270	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport	7/24 at 100.00	BBB	8,890,415
	Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)
3,250	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty	8/17 at 100.00	AA (4)	3,290,723
	Eighth Series 2007, 5.000%, 8/15/33 (Pre-refunded 8/15/17) – AGM Insured
9,925	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	Baa1	11,160,067
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
7,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	8,120,910
	Bridges & Tunnels, Series 2017B, 5.000%, 11/15/38

NUVEEN 31

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 3,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding	5/25 at 100.00	AA–	$ 3,382,650
	Series 2015A, 5.000%, 11/15/50
650	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B,	No Opt. Call	BBB	719,992
	5.000%, 6/01/24
91,460	Total New York			98,900,954
	North Carolina – 1.2%
3,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA	1/18 at 100.00	AA– (4)	3,088,740
	Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47 (Pre-refunded 1/15/18)
1,500	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA	1/21 at 100.00	AA–	1,648,845
	Carolinas HealthCare System, Series 2011A, 5.125%, 1/15/37
3,000	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project,	10/26 at 100.00	AA+	3,481,320
	Refunding Series 2016B, 5.000%, 10/01/44
	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes
	Project, Series 2015:
905	5.000%, 12/31/37 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	973,717
4,175	5.000%, 6/30/54 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	4,390,221
2,010	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University	6/20 at 100.00	AA (4)	2,242,738
	Health System, Series 2010A, 5.000%, 6/01/42 (Pre-refunded 6/01/20)
1,255	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission Health	10/17 at 100.00	AA–	1,268,454
	Combined Group, Series 2007, 4.500%, 10/01/31
745	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission Health	10/17 at 100.00	N/R (4)	756,652
	Combined Group, Series 2007, 4.500%, 10/01/31 (Pre-refunded 10/01/17)
2,995	North Carolina Turnpike Authority, Monroe Expressway TollRevenue Bonds, Series 2017A,	7/26 at 100.00	BBB–	3,249,276
	5.000%, 7/01/51
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Senior
	Lien Series 2017:
1,625	5.000%, 1/01/30	1/27 at 100.00	BBB	1,878,370
1,850	5.000%, 1/01/32	1/27 at 100.00	BBB	2,113,533
23,060	Total North Carolina			25,091,866
	North Dakota – 0.4%
7,820	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011,	11/21 at 100.00	A+	9,212,664
	6.250%, 11/01/31
	Ohio – 5.2%
9,405	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series	2/18 at 100.00	N/R (4)	9,733,893
	2008A, 5.250%, 2/15/43 (Pre-refunded 2/15/18)
595	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series	2/18 at 100.00	A1	612,499
	2008A, 5.250%, 2/15/43
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue
	Bonds, Senior Lien, Series 2007A-2:
6,615	5.375%, 6/01/24	6/17 at 100.00	B–	6,369,054
6,075	5.125%, 6/01/24	6/17 at 100.00	B–	5,849,253
12,205	5.875%, 6/01/30	6/17 at 100.00	B–	11,677,256
17,165	5.750%, 6/01/34	6/17 at 100.00	B–	16,463,123
4,020	6.000%, 6/01/42	6/17 at 100.00	B–	3,952,183
11,940	5.875%, 6/01/47	6/17 at 100.00	B–	11,556,607
16,415	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue	6/22 at 100.00	B–	16,443,562
	Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37
3,485	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017OH,	6/27 at 100.00	AA–	3,519,536
	4.000%, 12/01/46
1,730	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	AA–	1,995,140
	2011A, 6.000%, 11/15/41

32 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 13,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	B1	$ 12,113,790
	Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29 (Mandatory put 9/15/21)
4,110	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC – Borrower, Portsmouth	6/25 at 100.00	AA	4,477,598
	Bypass Project, Series 2015, 5.000%, 12/31/39 – AGM Insured (Alternative Minimum Tax)
4,975	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series	2/23 at 100.00	A+	5,446,829
	2013A-1, 5.000%, 2/15/48
111,735	Total Ohio			110,210,323
	Oklahoma – 1.1%
1,400	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue	8/21 at 100.00	N/R	1,601,880
	Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26
2,000	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2007,	9/17 at 100.00	BBB+	2,003,660
	5.125%, 9/01/37
4,000	Oklahoma City Water Utilities Trust, Oklahoma, Water and Sewer Revenue Bonds, Refunding Series	7/26 at 100.00	AAA	4,654,760
	2016, 5.000%, 7/01/36
	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical
	Center, Refunding Series 2015A:
1,590	5.000%, 8/15/27	8/25 at 100.00	AA–	1,872,146
1,250	5.000%, 8/15/29	8/25 at 100.00	AA–	1,449,813
10,000	Oklahoma State Turnpike Authority, Turnpike System Revenue Bonds, Second Senior Series 2017A,	1/26 at 100.00	AA–	11,394,300
	5.000%, 1/01/42
20,240	Total Oklahoma			22,976,559
	Oregon – 0.1%
760	Oregon Facilities Authority, Revenue Bonds, Willamette University, Series 2007A,	10/17 at 100.00	A	771,142
	5.000%, 10/01/32
2,100	Oregon Facilities Authority, Revenue Bonds, Willamette University, Series 2007A, 5.000%,	10/17 at 100.00	N/R (4)	2,137,191
	10/01/32 (Pre-refunded 10/01/17)
2,860	Total Oregon			2,908,333
	Pennsylvania – 0.9%
3,155	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger	2/27 at 100.00	AA	3,568,589
	Health System, Series 2017A-2, 5.000%, 2/15/39 (WI/DD, Settling 5/09/17)
	Pennsylvania State University, Revenue Bonds, Refunding Series 2016A:
1,325	5.000%, 9/01/35	9/26 at 100.00	Aa1	1,539,451
2,000	5.000%, 9/01/41	9/26 at 100.00	Aa1	2,297,340
1,250	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special	No Opt. Call	AA–	1,097,163
	Revenue Bonds, Series 2014A, 0.000%, 12/01/37 (5)
2,715	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special	12/21 at 100.00	AA–	2,942,598
	Revenue, Series 2011B, 5.000%, 12/01/41
7,500	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special	12/22 at 100.00	AA–	8,242,350
	Revenue, Series 2013A, 5.000%, 12/01/43
17,945	Total Pennsylvania			19,687,491
	South Carolina – 1.6%
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
12,760	0.000%, 1/01/28 – AMBAC Insured	No Opt. Call	AA	9,030,380
9,535	0.000%, 1/01/29 – AMBAC Insured	No Opt. Call	AA	6,458,342
8,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding Series	12/26 at 100.00	AA–	8,564,160
	2016B, 5.000%, 12/01/56
5,500	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	6/25 at 100.00	AA–	5,837,755
	Improvement Series 2015A, 5.000%, 12/01/50

NUVEEN 33

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$ 3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A,	6/24 at 100.00	AA–	$ 3,769,094
	5.500%, 12/01/54
39,250	Total South Carolina			33,659,731
	Tennessee – 0.5%
2,780	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project,	4/18 at 100.00	A+	2,873,936
	Refunding & Improvement Series 2008, 5.625%, 4/01/38
7,520	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project,	4/18 at 100.00	N/R (4)	7,849,752
	Refunding & Improvement Series 2008, 5.625%, 4/01/38 (Pre-refunded 4/01/18)
10,300	Total Tennessee			10,723,688
	Texas – 12.7%
3,900	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Second Tier	6/17 at 100.00	BB (4)	3,899,649
	Series 2006B, 5.750%, 1/01/34 (Pre-refunded 6/08/17)
5,110	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric	3/32 at 100.00	N/R	51
	Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax) (6)
2,420	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series 2013A,	1/23 at 100.00	BBB+	2,602,662
	5.000%, 1/01/43
5,355	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Subordinate Lien Series	1/26 at 100.00	BBB	5,298,130
	2016, 4.000%, 1/01/41
7,500	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2012D,	11/21 at 100.00	A+	8,072,325
	5.000%, 11/01/38 (Alternative Minimum Tax)
240	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A,	9/24 at 100.00	BB+	252,434
	5.250%, 9/01/44
5,000	El Paso County Hospital District, Texas, General Obligation Bonds, Certificates of Obligation,	8/23 at 100.00	AA–	5,324,300
	Series 2013, 5.000%, 8/15/39
6,005	Friendswood Independent School District, Galveston County, Texas, General Obligation Bonds,	2/18 at 100.00	AAA	6,203,105
	Schoolhouse Series 2008, 5.000%, 2/15/37 (Pre-refunded 2/15/18)
27,340	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien	10/23 at 100.00	AA+	30,922,358
	Series 2013B, 5.000%, 4/01/53
2,845	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston	6/25 at 100.00	AA	2,880,278
	Methodist Hospital System, Series 2015, 4.000%, 12/01/45
5,000	Harris County, Texas, Toll Road Revenue Bonds, Refunding Senior Lien Series 2016A,	8/26 at 100.00	Aa2	5,705,650
	5.000%, 8/15/41
7,295	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding	11/31 at 39.79	AA	1,528,959
	Senior Lien Series 2014A, 0.000%, 11/15/50 – AGM Insured
11,900	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H,	No Opt. Call	AA–	7,913,143
	0.000%, 11/15/27 – NPFG Insured
1,845	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series	11/24 at 100.00	A3	2,068,706
	2014C, 5.000%, 11/15/32
14,905	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 59.10	AA–	6,444,028
	0.000%, 11/15/33 – NPFG Insured
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment
	Project, Series 2001B:
24,755	0.000%, 9/01/29 – AMBAC Insured	No Opt. Call	A2	15,609,265
12,940	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A2	7,791,821
10,000	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A2	5,734,700
7,000	0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A2	3,821,160
5,120	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation	8/25 at 100.00	AAA	5,867,008
	Bonds, Refunding Series 2015A, 5.000%, 8/15/39
4,510	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation	8/26 at 100.00	AAA	5,134,455
	Bonds, Refunding Series 2016A, 5.000%, 8/15/49

34 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 2,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/22 at 100.00	Baa1	$ 2,208,760
	Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%,
	11/01/28 (Alternative Minimum Tax)
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds, Series	4/21 at 100.00	BBB	1,901,305
	2011A, 7.250%, 4/01/36
5,420	North Texas Municipal Water District, Water System Revenue Bonds, Refunding & Improvement	3/22 at 100.00	AAA	6,255,276
	Series 2012, 5.000%, 9/01/26
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation
	Series 2008I:
30,000	6.200%, 1/01/42 – AGC Insured	1/25 at 100.00	AA	36,822,294
5,220	6.500%, 1/01/43	1/25 at 100.00	A1	6,407,707
765	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A,	1/18 at 100.00	AA+	786,734
	5.750%, 1/01/40 – BHAC Insured
3,190	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A,	1/18 at 100.00	AA+ (4)	3,294,504
	5.750%, 1/01/40 (Pre-refunded 1/01/18)
2,365	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A,	1/18 at 100.00	AA+ (4)	2,442,477
	5.750%, 1/01/40 (Pre-refunded 1/01/18) – BHAC Insured
15,450	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D,	No Opt. Call	AA	7,128,630
	0.000%, 1/01/36 – AGC Insured
9,020	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A1	9,979,367
	5.000%, 1/01/40
9,100	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A,	1/25 at 100.00	A2	10,345,790
	5.000%, 1/01/32
2,000	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric	7/22 at 100.00	N/R	20
	Company, Series 2003A, 5.800%, 7/01/22 (6)
2,000	San Antonio Convention Center Hotel Finance Corporation, Texas, Contract Revenue Empowerment	7/17 at 100.00	A3	2,000,600
	Zone Bonds, Series 2005A, 5.000%, 7/15/39 – AMBAC Insured (Alternative Minimum Tax)
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue
	Bonds, Scott & White Healthcare Project, Series 2010:
355	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	404,047
4,455	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	AA– (4)	5,070,503
3,970	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	1/19 at 100.00	AA	4,249,766
	Christus Health, Refunding Series 2008A, 6.500%, 7/01/37 – AGC Insured
1,030	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	1/19 at 100.00	AA (4)	1,123,122
	Christus Health, Refunding Series 2008A, 6.500%, 7/01/37 (Pre-refunded 1/01/19) – AGC Insured
1,750	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas	8/26 at 100.00	AA	1,959,650
	Health Resources System, Series 2016A, 5.000%, 2/15/41
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,
	Series 2012:
2,500	5.000%, 12/15/26	12/22 at 100.00	A3	2,762,625
10,400	5.000%, 12/15/32	12/22 at 100.00	A3	11,185,096
7,180	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier	8/22 at 100.00	A–	7,845,083
	Refunding Series 2012A, 5.000%, 8/15/41
3,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier	8/24 at 100.00	A–	3,342,600
	Refunding Series 2015B, 5.000%, 8/15/37
1,750	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier	8/24 at 100.00	BBB+	1,943,848
	Refunding Series 2015C, 5.000%, 8/15/33
5,500	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A–	4,318,160
	2002A, 0.000%, 8/15/25 – AMBAC Insured
301,155	Total Texas			266,852,151

NUVEEN 35

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah – 0.3%
$ 5,345	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017B,	7/27 at 100.00	A+	$ 6,144,612
	5.000%, 7/01/42
	Virginia – 2.1%
1,805	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First	7/26 at 100.00	BBB	1,997,900
	Tier Series 2016, 5.000%, 7/01/46
1,500	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage	10/17 at 100.00	BBB (4)	1,526,910
	Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42 (Pre-refunded 10/01/17)
14,110	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles	4/22 at 100.00	BBB+	14,805,059
	Metrorail & Capital Improvement Project, Refunding Second Senior Lien Series 2014A,
	5.000%, 10/01/53
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles	10/28 at 100.00	BBB+	11,381,900
	Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 0.000%, 10/01/44 (5)
4,355	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds,	6/17 at 100.00	B–	4,182,107
	Series 2007B1, 5.000%, 6/01/47
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
4,180	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	4,524,307
1,355	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,524,578
3,770	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	4,124,078
41,075	Total Virginia			44,066,839
	Washington – 2.2%
	Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Series 2016:
1,930	5.000%, 2/01/29	2/26 at 100.00	AA–	2,284,676
1,000	5.000%, 2/01/30	2/26 at 100.00	AA–	1,174,730
3,780	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research	1/21 at 100.00	A	4,106,176
	Center, Series 2011A, 5.625%, 1/01/35
2,400	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center,	12/20 at 100.00	N/R (4)	2,741,904
	Series 2010, 5.375%, 12/01/33 (Pre-refunded 12/01/20)
12,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services,	10/22 at 100.00	AA–	13,237,320
	Refunding Series 2012A, 5.000%, 10/01/33
2,500	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and	12/17 at 100.00	N/R (4)	2,570,050
	Medical Center of Seattle, Series 2007, 5.700%, 12/01/32 (Pre-refunded 12/01/17)
2,040	Washington State Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical	8/17 at 100.00	AA–	2,058,890
	Center, Series 2007B, 5.000%, 2/15/27 – NPFG Insured
	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C:
9,100	0.000%, 6/01/29 – NPFG Insured	No Opt. Call	AA+	6,484,933
16,195	0.000%, 6/01/30 – NPFG Insured	No Opt. Call	AA+	11,104,426
50,945	Total Washington			45,763,105
	West Virginia – 0.2%
3,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health	6/23 at 100.00	A	3,359,670
	System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
	Wisconsin – 3.6%
5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health	11/21 at 100.00	AA+	5,509,200
	Alliance Senior Credit Group, Series 2012D, 5.000%, 11/15/41
10,350	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health	5/26 at 100.00	AA+	10,396,679
	Alliance Senior Credit Group, Series 2016A, 4.000%, 11/15/46
7,115	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Senior	11/19 at 100.00	AA+	7,699,924
	Credit Group, Series 2010E, 5.000%, 11/15/33
2,375	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	2,515,885
	Series 2012B, 5.000%, 2/15/40

36 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 4,410	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc.,	6/22 at 100.00	A3	$ 4,682,097
	Series 2012, 5.000%, 6/01/39
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc.,	12/18 at 100.00	N/R (4)	2,697,000
	Series 2009, 6.000%, 12/01/38 (Pre-refunded 12/01/18)
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc.,
	Series 2011A:
3,500	5.750%, 5/01/35 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (4)	4,100,950
5,000	6.000%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (4)	5,907,100
6,600	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care,	8/22 at 100.00	N/R (4)	7,765,692
	Inc., Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)
10,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, SSM Healthcare System,	6/20 at 100.00	AA–	10,776,800
	Series 2010A, 5.000%, 6/01/30
2,310	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A,	5/19 at 100.00	AA–	2,516,999
	5.750%, 5/01/33
	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
240	5.750%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (4)	262,495
8,945	6.250%, 5/01/37 (Pre-refunded 5/01/19)	5/19 at 100.00	AA– (4)	9,872,060
68,345	Total Wisconsin			74,702,881
	Wyoming – 0.2%
2,035	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power	7/19 at 100.00	A	2,186,974
	Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39
1,850	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40	6/21 at 100.00	BBB	2,076,773
3,885	Total Wyoming			4,263,747
$ 2,261,869	Total Municipal Bonds (cost $1,910,913,847)			2,071,943,847

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%
	Transportation – 0.0%
$ 834	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	5.500%	7/15/19	N/R	$ 517,738
224	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	5.500%	7/15/55	N/R	112,287
$ 1,058	Total Corporate Bonds (cost $88,940)				630,025
	Total Long-Term Investments (cost $1,911,002,787)				2,072,573,872

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.5%
	MUNICIPAL BONDS – 0.5%
	California – 0.1%
$ 2,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/18 at 100.00	VMIG-1	$ 2,000,000
	Tender Option Bond Floater 2016-XM0452, Variable Rate Demand Obligations,
	0.950%, 4/01/39 (10)
	Michigan – 0.2%
5,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Tender Option Bond	10/25 at 100.00	F-1+	5,000,000
	Floater 2015-XM0123, Variable Rate Demand Obligations, 1.120%, 4/15/34 (10)
	New Jersey – 0.1%
2,250	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Tender Option	6/21 at 100.00	F-1+	2,250,000
	Bond Floater 2012-ZF0468, Variable Rate Demand Obligations, 0.950%, 6/15/36 (10)

NUVEEN 37

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York – 0.0%
$ 700	New York State Thruway Authority, General Revenue Bonds, Tender Option Bond	1/18 at 100.00	A-1	$ 700,000
	Floater 2016-ZF0482, Variable Rate Demand Obligations, 1.050%, 1/01/37 (10)
	Utah – 0.1%
1,100	Utah Transit Authority, Sales Tax Revenue Bonds, Tender Option Bond	6/18 at 100.00	VMIG-1	1,100,000
	Floater 2016-XM0453, Variable Rate Demand Obligations, 0.960%, 6/15/36 (10)
$ 11,050	Total Short-Term Investments (cost $11,050,000)			11,050,000
	Total Investments (cost $1,922,052,787) – 99.3%			2,083,623,872
	Floating Rate Obligations – (0.7)%			(14,130,000)
	Other Assets Less Liabilities – 1.4%			28,494,140
	Net Assets – 100%			$ 2,097,988,012

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the ratings of such securities.

(5)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(6)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(8)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)
During January 2010, Las Vegas Monorail Company ("Las Vegas Monorail") filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund's Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund's records.

(10)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

PIK	All or portion of this security is payment-in-kind.

See accompanying notes to financial statements.
38 NUVEEN

NUW

Nuveen AMT-Free Municipal Value Fund Portfolio of Investments	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.1%
	MUNICIPAL BONDS – 98.1%
	Alaska – 0.4%
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds,
	Series 2006A:
$ 625	4.625%, 6/01/23	6/17 at 100.00	Ba2	$ 627,613
350	5.000%, 6/01/46	7/17 at 100.00	B3	335,398
975	Total Alaska			963,011
	Arizona – 3.3%
4,000	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Bonds, El	2/19 at 100.00	Baa1	4,382,600
	Paso Electric Company, Refunding Series 2009A, 7.250%, 2/01/40
3,045	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc.	No Opt. Call	BBB+	3,568,314
	Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
7,045	Total Arizona			7,950,914
	California – 13.0%
1,500	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	BBB+	1,677,990
	Subordinate Lien Series 2016B, 5.000%, 10/01/36
1,730	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	AA	1,030,872
	Project, Series 1997C, 0.000%, 9/01/30 – AGM Insured
2,500	California State Public Works Board, Lease Revenue Bonds, Department of General Services	4/19 at 100.00	Aaa	2,750,875
	Buildings 8 & 9, Series 2009A, 6.250%, 4/01/34 (Pre-refunded 4/01/19)
500	California State, General Obligation Bonds, Tender Option Bond Trust 2016-XG0039, 17.130%,	3/20 at 100.00	AA	723,500
	3/01/40 – AGM Insured (IF) (4)
4,235	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/17 at 100.00	B+	4,258,293
	Bonds, Series 2007A-1, 5.000%, 6/01/33
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series	No Opt. Call	A	626,760
	2009A, 6.500%, 11/01/39
10,200	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 –	8/29 at 100.00	AA	11,901,767
	AGC Insured (5)
1,030	Poway Unified School District, San Diego County, California, General Obligation Bonds, School	No Opt. Call	AA–	492,690
	Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/35
12,955	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997	No Opt. Call	AA	6,252,471
	Election Series 2012G, 0.000%, 8/01/35 – AGM Insured
5,185	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding	No Opt. Call	AA	1,370,810
	Series 2015, 0.000%, 8/01/44
700	Victor Elementary School District, San Bernardino County, California, General Obligation	No Opt. Call	AA–	589,295
	Bonds, Series 2002A, 0.000%, 8/01/24 – FGIC Insured
40,985	Total California			31,675,323
	Colorado – 5.2%
1,500	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel,	12/26 at 100.00	Baa2	1,652,370
	Refunding Senior Lien Series 2016, 5.000%, 12/01/36
5,885	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/34 –	No Opt. Call	AA–	2,928,611
	NPFG Insured
3,605	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/27 –	9/20 at 67.94	AA–	2,195,661
	NPFG Insured
4,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue	12/19 at 100.00	AA (6)	4,532,280
	Bonds, Refunding Series 2009, 6.375%, 12/01/37 (Pre-refunded 12/01/19) – AGC Insured

NUVEEN 39

NUW	Nuveen AMT-Free Municipal Value Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs	No Opt. Call	A	$ 1,376,590
	Utilities, Series 2008, 6.500%, 11/15/38
15,990	Total Colorado			12,685,512
	Florida – 8.5%
1,605	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015,	11/24 at 100.00	A2	1,733,593
	5.000%, 11/15/45
535	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic	2/24 at 100.00	AA	590,688
	Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured
9,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2009A,	10/19 at 100.00	A	10,386,635
	5.500%, 10/01/41 (UB) (4)
	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program,
	Series 2009-B1:
2,500	6.000%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	AA (6)	2,648,950
2,000	5.625%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	AA (6)	2,110,420
300	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/17 at 100.00	N/R	278,994
	Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39
865	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/19 at 100.00	N/R	516,639
	Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (5)
375	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	165,758
	Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (5)
525	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series	5/18 at 100.00	N/R	5
	2007-3, 6.450%, 5/01/23 (7)
45	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing	5/18 at 100.00	N/R	45,175
	ParcelSeries 2007-1. RMKT, 6.450%, 5/01/23
905	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	5/17 at 100.00	N/R	887,443
	2012A-1, 6.450%, 5/01/23
1,315	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	5/18 at 100.00	N/R	809,290
	2015-1, 0.000%, 5/01/40
805	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	5/18 at 100.00	N/R	417,827
	2015-2, 0.000%, 5/01/40 (7)
880	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	5/18 at 100.00	N/R	9
	2015-3, 6.610%, 5/01/40 (7)
22,155	Total Florida			20,591,426
	Georgia – 1.2%
415	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%,	1/19 at 100.00	A2 (6)	455,985
	1/01/31 (Pre-refunded 1/01/19)
1,000	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air	6/20 at 100.00	Baa3	1,178,810
	Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29
1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/26 at 100.00	AA+	1,146,310
	Refunding Series 2016A, 5.000%, 10/01/46
2,415	Total Georgia			2,781,105
	Illinois – 11.8%
2,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement	4/27 at 100.00	A	2,069,420
	Revenues, Series 2016, 6.000%, 4/01/46
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
470	0.000%, 1/01/33 – FGIC Insured	No Opt. Call	AA–	224,829
3,000	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	AA–	1,152,930
5,035	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A,	8/19 at 100.00	AA+	5,536,184
	6.000%, 8/15/39

40 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 3,500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2009A, 7.125%,	5/19 at 100.00	A (6)	$ 3,926,510
	11/15/37 (Pre-refunded 5/15/19)
5,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group,	11/18 at 100.00	Aaa	5,470,050
	Series 2009A, 7.250%, 11/01/38 (Pre-refunded 11/01/18)
3,920	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc.,	5/17 at 100.00	BBB+	3,924,234
	Refunding Series 2007A, 5.250%, 5/01/34
525	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/29	2/27 at 100.00	BBB	542,745
11,420	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	No Opt. Call	AA–	4,313,905
	Project, Series 2002A, 0.000%, 12/15/37 – NPFG Insured
615	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A	698,972
	6.000%, 10/01/42
745	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation	No Opt. Call	AA–	617,687
	Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/23 – NPFG Insured
300	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation	No Opt. Call	AA– (6)	264,771
	Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/23 – NPFG Insured (ETM)
36,530	Total Illinois			28,742,237
	Indiana – 5.2%
5,000	Indiana Finance Authority, Hospital Revenue Bonds, Deaconess Hospital Obligated Group, Series	3/19 at 100.00	A+ (6)	5,521,050
	2009A, 6.750%, 3/01/39 (Pre-refunded 3/01/19)
3,600	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Sisters of Saint	5/18 at 100.00	Aa3 (6)	3,757,464
	Francis Health Services Inc., Series 2006E, 5.250%, 5/15/41 (Pre-refunded 5/01/18) –
	AGM Insured
2,000	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2009B, 6.000%,	1/19 at 100.00	A+ (6)	2,166,020
	1/01/39 (Pre-refunded 1/01/19)
1,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/25 –	No Opt. Call	AA	1,215,105
	AMBAC Insured
12,100	Total Indiana			12,659,639
	Iowa – 1.9%
1,545	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	12/18 at 100.00	B	1,572,022
	Project, Series 2013, 5.500%, 12/01/22
3,075	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C,	7/17 at 100.00	B+	3,075,000
	5.375%, 6/01/38
4,620	Total Iowa			4,647,022
	Kentucky – 0.5%
1,150	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky	1/26 at 100.00	A+	1,318,809
	International Airport, Series 2016, 5.000%, 1/01/29
	Louisiana – 3.5%
5,000	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006C-3,	6/18 at 100.00	AA (6)	5,285,650
	6.125%, 6/01/25 (Pre-refunded 6/01/18) – AGC Insured
3,255	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A,	6/17 at 100.00	BBB	3,263,170
	5.125%, 6/01/37
8,255	Total Louisiana			8,548,820
	Maine – 1.7%
3,335	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bowdoin College,	7/19 at 100.00	Aa2	4,073,269
	Tender Option Bond Trust 2016-XL0014, 11.882%, 7/01/39 (IF) (4)
	Maryland – 0.2%
	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
180	5.250%, 9/01/26 (Pre-refunded 6/23/17) – SYNCORA GTY Insured	6/17 at 100.00	Ba1 (6)	180,407
275	5.250%, 9/01/27 (Pre-refunded 6/23/17) – SYNCORA GTY Insured	6/17 at 100.00	Ba1 (6)	275,622
455	Total Maryland			456,029

NUVEEN 41

NUW	Nuveen AMT-Free Municipal Value Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts – 0.5%
$ 1,000	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Tender Option Bond	8/19 at 100.00	AAA	$ 1,243,440
	Trust 2015-XF2181, 11.965%, 8/01/38 (IF) (4)
	Minnesota – 0.5%
1,145	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A, 5.000%, 12/01/47	12/26 at 100.00	Aa3	1,313,017
	Nevada – 3.9%
1,000	Clark County Water Reclamation District, Nevada, General Obligation Water Bonds, Series 2009A,	7/19 at 100.00	AAA	1,090,290
	5.250%, 7/01/34 (Pre-refunded 7/01/19)
5,415	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%,	6/19 at 100.00	BBB+ (6)	6,194,218
	6/15/30 (Pre-refunded 6/15/19)
2,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015,	12/24 at 100.00	Aa1	2,255,240
	5.000%, 6/01/39
8,415	Total Nevada			9,539,748
	New Jersey – 5.3%
935	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	No Opt. Call	AA–	1,098,999
	2005N-1, 5.500%, 9/01/27 – FGIC Insured
1,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program	3/21 at 100.00	A–	1,050,000
	Bonds, Refunding Series 2011GG, 5.000%, 9/01/22
1,250	New Jersey Economic Development Authority, School Facility Construction Bonds, Series 2005K,	No Opt. Call	A–	1,346,088
	5.500%, 12/15/19 – AMBAC Insured
	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and
	Dentistry of New Jersey, Refunding Series 2009B:
2,135	7.125%, 12/01/23 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (6)	2,404,117
3,000	7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (6)	3,401,370
5,020	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	A–	2,383,998
	Appreciation Series 2010A, 0.000%, 12/15/31
255	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA,	6/25 at 100.00	A–	262,446
	5.250%, 6/15/41
1,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,	6/17 at 100.00	BBB–	1,002,060
	Series 2007-1A, 5.000%, 6/01/29
14,595	Total New Jersey			12,949,078
	New York – 3.6%
2,845	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%,	6/17 at 100.00	A (6)	2,891,260
	2/15/47 (Pre-refunded 6/30/17)
1,450	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	6/19 at 100.00	AA+	1,572,888
	Bonds, Second Generation Resolution, Series 2009EE-2, 5.250%, 6/15/40
3,000	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue,	No Opt. Call	A	3,759,240
	Series 2007, 5.500%, 10/01/37
430	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	Baa1	483,509
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
7,725	Total New York			8,706,897
	North Carolina – 1.3%
2,000	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project,	10/26 at 100.00	AA+	2,320,880
	Refunding Series 2016B, 5.000%, 10/01/44
700	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Senior	1/27 at 100.00	BBB	799,715
	Lien Series 2017, 5.000%, 1/01/32
2,700	Total North Carolina			3,120,595
	Ohio – 6.0%
5,000	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series	2/19 at 100.00	AA (6)	5,423,800
	2009A, 5.750%, 2/15/39 (Pre-refunded 2/15/19) – AGC Insured

42 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue
	Bonds, Senior Lien, Series 2007A-2:
$ 2,115	5.875%, 6/01/30	6/17 at 100.00	B–	$ 2,023,547
5,910	6.500%, 6/01/47	6/17 at 100.00	B–	5,926,311
1,305	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017OH,	6/27 at 100.00	AA–	1,317,933
	4.000%, 12/01/46
14,330	Total Ohio			14,691,591
	Oklahoma – 0.9%
2,150	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2007,	9/17 at 100.00	BBB+	2,153,935
	5.125%, 9/01/37
	Rhode Island – 1.4%
3,000	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds,	5/19 at 100.00	Aaa	3,360,450
	Lifespan Obligated Group Issue, Series 2009A, 7.000%, 5/15/39 (Pre-refunded 5/15/19)
	South Carolina – 1.5%
5,435	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2,	No Opt. Call	AA	3,681,289
	0.000%, 1/01/29 – AMBAC Insured
	Texas – 6.6%
2,000	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2017, 5.000%, 11/15/35	11/26 at 100.00	AA	2,328,100
1,855	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series	10/23 at 100.00	BBB+	2,057,752
	2013A, 5.500%, 4/01/53
3,000	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment	No Opt. Call	A2	1,637,640
	Project, Series 2001B, 0.000%, 9/01/32 – AMBAC Insured
915	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/25 at 100.00	A1	1,013,774
	5.000%, 1/01/45
5,435	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2008F,	1/18 at 100.00	A2 (6)	5,613,051
	5.750%, 1/01/38 (Pre-refunded 1/01/18)
250	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas	8/26 at 100.00	AA	279,950
	Health Resources System, Series 2016A, 5.000%, 2/15/41
1,500	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series	12/22 at 100.00	A3	1,613,235
	2012, 5.000%, 12/15/32
	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, School
	Building Series 2010:
2,000	0.000%, 8/15/33	No Opt. Call	AAA	936,900
1,945	0.000%, 8/15/38	No Opt. Call	AAA	684,251
18,900	Total Texas			16,164,653
	Utah – 0.3%
655	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017B,	7/27 at 100.00	A+	752,988
	5.000%, 7/01/42
	Virginia – 2.5%
1,160	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First	7/26 at 100.00	BBB	1,277,299
	Tier Series 2016, 5.000%, 7/01/51
1,400	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital	7/28 at 100.00	BBB	1,097,880
	Appreciation Series 2012B, 0.000%, 7/15/40 (5)
1,500	Virginia Housing Development Authority, Rental Housing Bonds, Series 2016B, 3.350%, 5/01/36	5/25 at 100.00	AA+	1,485,405
2,000	Washington County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Mountain	1/19 at 100.00	BBB+	2,163,180
	States Health Alliance, Series 2009C, 7.750%, 7/01/38
6,060	Total Virginia			6,023,764

NUVEEN 43

NUW	Nuveen AMT-Free Municipal Value Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 0.9%
$ 3,330	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island Hydro-Electric	No Opt. Call	AA+	$ 2,216,714
	System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/29 – NPFG Insured
	West Virginia – 0.7%
1,500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health	6/23 at 100.00	A	1,679,835
	System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
	Wisconsin – 5.8%
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health	5/26 at 100.00	AA+	1,255,638
	Alliance Senior Credit Group, Series 2016A, 4.000%, 11/15/46
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	1,099,080
	Series 2012B, 5.000%, 2/15/27
1,605	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc.	2/19 at 100.00	N/R (6)	1,764,922
	Obligated Group, Series 2009, 6.625%, 2/15/39 (Pre-refunded 2/15/19)
9,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A,	5/19 at 100.00	AA– (6)	9,888,119
	6.000%, 5/01/36 (Pre-refunded 5/01/19)
12,855	Total Wisconsin			14,007,759
$ 259,805	Total Long-Term Investments (cost $210,610,611)			238,698,869
	Floating Rate Obligations – (2.9)%			(7,125,000)
	Other Assets Less Liabilities – 4.8%			11,809,722
	Net Assets – 100%			$ 243,383,591

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the ratings of such securities.

(7)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.
44 NUVEEN

NMI

Nuveen Municipal Income Fund, Inc.
Portfolio of Investments		April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.4%
	MUNICIPAL BONDS – 98.4%
	Alabama – 0.5%
$ 500	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds,	7/17 at 100.00	AA	$ 501,685
	Series 2004A, 5.250%, 1/01/23 – AGM Insured
	Arizona – 1.4%
600	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project,	12/24 at 100.00	A2	662,898
	Refunding Series 2014A, 5.000%, 12/01/39
515	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc.	No Opt. Call	BBB+	610,522
	Prepay Contract Obligations, Series 2007, 5.250%, 12/01/28
1,115	Total Arizona			1,273,420
	California – 17.4%
5,530	Adelanto School District, San Bernardino County, California, General Obligation Bonds, Series	No Opt. Call	AA–	4,865,735
	1997A, 0.000%, 9/01/22 – NPFG Insured
	Brea Olinda Unified School District, Orange County, California, General Obligation Bonds,
	Series 1999A:
2,000	0.000%, 8/01/21 – FGIC Insured	No Opt. Call	Aa2	1,863,639
2,070	0.000%, 8/01/22 – FGIC Insured	No Opt. Call	AA–	1,868,071
2,120	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	1,856,080
325	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los	12/18 at 100.00	Ba1	328,858
	Angeles County Securitization Corporation, Series 2006A, 5.250%, 6/01/21
85	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007E,	7/17 at 100.00	AA–	85,076
	4.800%, 8/01/37 (Alternative Minimum Tax)
375	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes	10/19 at 100.00	BBB+	407,235
	of the West, Series 2010, 6.000%, 10/01/29
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity	7/17 at 100.00	CCC	899,510
	Health System, Series 2005A, 5.500%, 7/01/39 (4)
940	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/17 at 100.00	B3	942,190
	Bonds, Series 2007A-1, 5.750%, 6/01/47
60	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/17 at 100.00	N/R (5)	60,269
	Bonds, Series 2007A-1, 5.750%, 6/01/47 (Pre-refunded 6/01/17)
60	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/17 at 100.00	N/R (5)	60,201
	Bonds, Series 2007A-1, 4.500%, 6/01/27 (Pre-refunded 6/01/17)
250	Madera County, California, Certificates of Participation, Children's Hospital Central	3/20 at 100.00	AA–	269,560
	California, Series 2010, 5.375%, 3/15/36
300	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series	No Opt. Call	A	421,935
	2009A, 7.000%, 11/01/34
250	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation	6/20 at 100.00	A–	282,530
	Bonds,Refunding Series 2010, 6.125%, 6/30/37
385	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	A– (5)	452,671
	Mission Bay North Redevelopment Project, Series 2011C, 6.000%, 8/01/24 (Pre-refunded 2/01/21)
500	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue	1/25 at 100.00	BBB–	541,310
	Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds,	12/21 at 100.00	A+	1,178,470
	Redevelopment Project, Subordinate Lien Series 2011, 6.000%, 12/01/22
17,250	Total California			16,383,340

NUVEEN 45

NMI	Nuveen Municipal Income Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 8.6%
	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding
	Series 2013A:
$ 150	5.125%, 12/01/29	12/23 at 100.00	BBB	$ 166,374
250	5.375%, 12/01/33	12/23 at 100.00	BBB	278,305
500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Neighborhoods	1/24 at 102.00	N/R	516,525
	Project, Refunding Series 2016, 5.000%, 1/01/37
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	1,068,550
	Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40
1,000	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan	7/17 at 100.00	BBB+	1,001,700
	Society, Series 2005, 5.000%, 6/01/35
750	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement Series 2013B-1,	11/23 at 100.00	AA	855,293
	5.000%, 11/15/38
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	A+	1,138,180
110	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue	12/25 at 100.00	N/R	117,803
	Bonds, Refunding Series 2015A, 5.000%, 12/01/45
1,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue	12/20 at 100.00	AA (5)	1,169,850
	Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured
815	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs	No Opt. Call	A	980,388
	Utilities, Series 2008, 6.125%, 11/15/23
270	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series	12/17 at 100.00	AA	274,749
	2007, 5.250%, 12/01/34 – RAAI Insured
500	Tallyn's Reach Metropolitan District 3, Aurora, Colorado, General Obligation Refunding and	12/23 at 100.00	N/R	517,340
	Improvement Bonds, Limited Tax Convertible to Unlimited Tax, Series 2013, 5.000%, 12/01/33
7,345	Total Colorado			8,085,057
	Florida – 5.5%
850	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter	9/23 at 100.00	BBB–	871,760
	Academy, Inc. Project, Series 2013A, 5.000%, 9/01/33
100	Dade County Industrial Development Authority, Florida, Revenue Bonds, Miami Cerebral Palsy	6/17 at 100.00	N/R	100,002
	Residential Services Inc., Series 1995, 8.000%, 6/01/22
500	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern	4/21 at 100.00	A–	573,160
	University, Refunding Series 2011, 6.375%, 4/01/31
1,025	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B,	10/20 at 100.00	AA	1,123,257
	5.000%, 10/01/35 – AGM Insured
1,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A,	10/22 at 100.00	Aa3	1,108,930
	5.000%, 10/01/42
515	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010,	10/20 at 100.00	AA	565,166
	5.375%, 10/01/40
310	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health,	4/22 at 100.00	A	332,456
	Inc., Series 2012A, 5.000%, 10/01/42
475	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006,	5/17 at 100.00	N/R	472,126
	5.400%, 5/01/37
4,775	Total Florida			5,146,857
	Georgia – 2.2%
455	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium Project,	7/25 at 100.00	Aa3	521,257
	Senior Lien Series 2015A-1, 5.250%, 7/01/40
625	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds,	11/23 at 100.00	BBB+	645,863
	Trestletree Village Apartments, Series 2013A, 4.000%, 11/01/25
500	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.250%,	11/19 at 100.00	AA	549,950
	11/01/34 – AGM Insured

46 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 355	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/22	No Opt. Call	A	$ 394,149
1,935	Total Georgia			2,111,219
	Hawaii – 0.3%
250	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	269,305
	University, Series 2013A, 6.625%, 7/01/33
	Illinois – 10.2%
250	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement	4/27 at 100.00	A	258,678
	Revenues, Series 2016, 6.000%, 4/01/46
650	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/25 at 100.00	B	629,161
	2016A, 7.000%, 12/01/44
640	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History,	11/24 at 100.00	A	661,414
	Series 2002, 4.500%, 11/01/36
1,000	Illinois Finance Authority, Revenue Bonds, Children's Memorial Hospital, Tender Option Bond	8/18 at 100.00	AA	1,172,880
	Trust 2016-XG0008, 15.981%, 8/15/33 – AGC Insured (IF) (6)
280	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C,	5/20 at 100.00	AA–	297,620
	5.125%, 5/15/35
80	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A,	7/23 at 100.00	A–	91,534
	5.500%, 7/01/28
450	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group,	5/19 at 100.00	Aaa	497,372
	Series 2009C, 6.375%, 11/01/29 (Pre-refunded 5/01/19)
200	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,	8/25 at 100.00	Baa1	211,244
	Refunding Series 2015C, 5.000%, 8/15/44
500	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series	8/19 at 100.00	N/R (5)	566,395
	2009, 7.000%, 8/15/44 (Pre-refunded 8/15/19)
250	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc.,	3/20 at 100.00	AA	269,643
	Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured
990	Illinois State, General Obligation Bonds, Series 2013, 5.250%, 7/01/31	7/23 at 100.00	BBB	1,015,621
220	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel	7/17 at 100.00	D	64,148
	Revenue Bonds, Series 2005B, 5.250%, 1/01/36 (7)
1,555	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds,	6/22 at 100.00	BBB–	1,547,334
	Refunding Series 2012B, 5.000%, 6/15/52
450	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana	10/22 at 100.00	Baa1	500,216
	College, Series 2012, 5.000%, 10/01/27
800	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series	6/21 at 100.00	A–	911,080
	2010, 6.000%, 6/01/28
315	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/40 –	3/25 at 100.00	AA	347,143
	AGM Insured
490	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A	569,405
	6.000%, 10/01/32
9,120	Total Illinois			9,610,888
	Indiana – 2.1%
525	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	10/19 at 100.00	B–	520,275
	Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39
655	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	A–	697,306
	Project, Series 2013A, 5.000%, 7/01/44 (Alternative Minimum Tax)
100	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project,	9/24 at 100.00	B+	105,579
	Series 2014, 5.250%, 9/01/34 (Alternative Minimum Tax)
500	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series	9/21 at 100.00	N/R (5)	636,570
	2011, 8.000%, 9/01/41 (Pre-refunded 9/01/21)
1,780	Total Indiana			1,959,730

NUVEEN 47

NMI	Nuveen Municipal Income Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa – 1.0%
$ 835	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University of	10/21 at 100.00	BBB	$ 904,639
	Dubuque Project, Refunding Series 2011, 5.625%, 10/01/26
	Kansas – 0.4%
330	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park	7/17 at 100.00	BB+	330,132
	Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured
	Kentucky – 2.2%
500	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro	6/20 at 100.00	BBB	557,395
	Medical Health System, Series 2010A, 6.500%, 3/01/45
1,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue	2/18 at 100.00	Aaa	1,560,300
	Bonds, Jewish Hospital & Saint Mary's HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37
	(Pre-refunded 2/01/18)
2,000	Total Kentucky			2,117,695
	Louisiana – 0.6%
500	Louisiana Local Government Environmental Facilities and Community Development Authority,	1/19 at 100.00	AA (5)	538,125
	Revenue Refunding Bonds, City of Shreveport Airport System Project, Series 2008A, 5.750%,
	1/01/28 (Pre-refunded 1/01/19) – AGM Insured (Alternative Minimum Tax)
	Maine – 0.5%
500	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical	7/23 at 100.00	BBB	504,460
	Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43
	Maryland – 1.9%
1,000	Maryland Economic Development Corporation, Economic Development Revenue Bonds,	6/20 at 100.00	Baa3	1,074,920
	Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35
210	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park	7/19 at 100.00	BB+	215,653
	Public Charter School Issue, Series 2010, 6.000%, 7/01/40
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional	7/24 at 100.00	A	541,260
	Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45
1,710	Total Maryland			1,831,833
	Massachusetts – 0.6%
500	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care, Series	7/26 at 100.00	BBB+	536,865
	2016I, 5.000%, 7/01/46
	Michigan – 1.6%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A	383,457
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
1,025	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/21 at 100.00	Aa2	1,154,683
	2011-II-A, 5.375%, 10/15/36
1,380	Total Michigan			1,538,140
	Minnesota – 0.3%
300	City of Minneapolis, Minnesota, Senior Housing and Healthcare Facilities Revenue Bonds, Walker	11/22 at 100.00	N/R	295,932
	Minneapolis Campus Project, Series 2015, 4.625%, 11/15/31
	Mississippi – 1.5%
310	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System	10/17 at 100.00	BBB+	311,296
	Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22
1,000	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial	9/26 at 100.00	A–	1,111,860
	Healthcare, Series 2016A, 5.000%, 9/01/36
1,310	Total Mississippi			1,423,156

48 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri – 4.1%
$ 265	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri,	10/19 at 100.00	A–	$ 285,553
	Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36
135	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds,	5/23 at 100.00	BBB+	146,634
	Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33
1,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds,	10/22 at 100.00	BBB–	1,042,540
	Southwest Baptist University Project, Series 2012, 5.000%, 10/01/33
200	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds,	10/23 at 100.00	A+	222,224
	University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34
965	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health	2/22 at 100.00	BBB+	1,060,554
	System, Series 2012, Reg S, 5.000%, 2/15/26
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University,	10/18 at 103.00	BB+	532,945
	Series 1999, 6.000%, 10/01/25
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University,	10/18 at 103.00	BB+	531,110
	Series 2011A, 5.250%, 10/01/20
3,565	Total Missouri			3,821,560
	Nebraska – 0.5%
400	Nebraska Educational Finance Authority, Revenue Bonds, Clarkson College Project, Refunding	5/21 at 100.00	Aa3	449,456
	Series 2011, 5.050%, 9/01/30
	New Jersey – 1.6%
100	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue	No Opt. Call	BBB–	108,684
	Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)
110	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital	7/25 at 100.00	AA	119,034
	Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured
545	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA,	6/25 at 100.00	A–	546,412
	5.000%, 6/15/45
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,
	Series 2007-1A:
250	4.625%, 6/01/26	6/17 at 100.00	BBB	250,515
500	4.750%, 6/01/34	6/17 at 100.00	BB–	489,495
1,505	Total New Jersey			1,514,140
	New York – 3.6%
630	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	1/20 at 100.00	AA+ (5)	715,371
	Bonds, Barclays Center Project, Series 2009, 6.250%, 7/15/40 (Pre-refunded 1/15/20)
60	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds,	7/25 at 100.00	BBB+	66,239
	Catholic Health System, Inc. Project, Series 2015, 5.250%, 7/01/35
400	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series	2/21 at 100.00	A	455,028
	2011A, 5.750%, 2/15/47
500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	532,285
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	Baa1	297,977
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
1,335	Yates County Industrial Development Agency, New York, FHA-Insured Civic Facility Mortgage	8/17 at 100.00	N/R	1,359,537
	Revenue Bonds, Soldiers and Sailors Memorial Hospital, Series 2000A, 6.000%, 2/01/41
3,190	Total New York			3,426,437
	North Dakota – 0.7%
200	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center	7/21 at 100.00	N/R (5)	228,920
	Project, Series 2014A, 5.000%, 7/01/35 (Pre-refunded 7/01/21)
300	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011,	11/21 at 100.00	A+	353,427
	6.250%, 11/01/31

NUVEEN 49

NMI	Nuveen Municipal Income Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Dakota (continued)
$ 100	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley Homes and	12/26 at 100.00	N/R	$ 99,984
	Services Obligated Group, Series 2017, 5.000%, 12/01/36 (WI/DD, Settling 5/04/17)
600	Total North Dakota			682,331
	Ohio – 4.7%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue
	Bonds, Senior Lien, Series 2007A-2:
300	5.375%, 6/01/24	6/17 at 100.00	B–	288,846
1,020	5.125%, 6/01/24	6/17 at 100.00	B–	982,097
725	6.000%, 6/01/42	6/17 at 100.00	B–	712,769
1,750	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center	8/21 at 100.00	A2	1,887,322
	Project, Refunding Series 2011, 5.250%, 8/01/36
500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard,	4/20 at 100.00	BBB–	536,955
	Refunding & improvement Series 2010, 6.375%, 4/01/30
4,295	Total Ohio			4,407,989
	Oregon – 1.3%
300	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Refunding	5/22 at 100.00	BBB	315,438
	Series 2014A, 5.000%, 5/01/40
850	Portland, Oregon, River District Urban Renewal and Redevelopment Bonds, Series 2012C,	6/22 at 100.00	A1	953,802
	5.000%, 6/15/29
1,150	Total Oregon			1,269,240
	Pennsylvania – 3.5%
1,000	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital and Medical	5/22 at 100.00	A+	1,075,970
	Center Project, Series 2012A, 5.000%, 11/01/40
45	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social	1/19 at 100.00	BBB+	48,483
	Ministries Project, Series 2009, 6.125%, 1/01/29
415	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social	1/19 at 100.00	N/R (5)	450,163
	Ministries Project, Series 2009, 6.125%, 1/01/29 (Pre-refunded 1/01/19)
560	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds,	1/25 at 100.00	Baa2	598,366
	Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/36
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for Student	7/22 at 100.00	BBB+	1,075,780
	Housing at Indiana University, Project Series 2012A, 5.000%, 7/01/41
3,020	Total Pennsylvania			3,248,762
	South Carolina – 0.6%
475	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Refunding Series	No Opt. Call	A3 (5)	520,078
	1991, 6.750%, 1/01/19 – FGIC Insured (ETM)
	Tennessee – 2.4%
1,250	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic	1/23 at 100.00	BBB+	1,311,088
	Health Initiatives, Series 2013A, 5.250%, 1/01/45
870	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds,	9/26 at 100.00	BBB+	942,723
	University Health System, Inc., Series 2016, 5.000%, 9/01/47
2,120	Total Tennessee			2,253,811
	Texas – 10.2%
670	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	BBB+	741,382
	5.000%, 1/01/40
335	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series	10/23 at 100.00	BBB+	366,071
	2013A, 5.125%, 10/01/43
500	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission	5/25 at 100.00	A+	558,140
	Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/40

50 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Tender Option
	Bond Trust 1015:
$ 150	18.020%, 1/01/38 (Pre-refunded 1/01/18) (IF) (6)	1/18 at 100.00	A2 (5)	$ 190,814
850	17.906%, 1/01/38 (Pre-refunded 1/01/18) (IF) (6)	1/18 at 100.00	A2 (5)	1,059,653
200	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital	9/31 at 100.00	AA+	207,506
	Appreciation Series 2011C, 0.000%, 9/01/43 (8)
410	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A1	453,608
	5.000%, 1/01/40
500	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A,	1/25 at 100.00	A2	557,555
	5.000%, 1/01/38
240	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A,	2/24 at 100.00	Ba2	247,898
	5.000%, 2/01/34
295	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series	No Opt. Call	A	360,570
	2007, 5.500%, 8/01/27
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,
	Series 2012:
1,165	5.000%, 12/15/27	12/22 at 100.00	A3	1,281,675
505	5.000%, 12/15/28	12/22 at 100.00	A3	552,839
405	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility	12/19 at 100.00	Baa2	456,459
	Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009,
	6.875%, 12/31/39
770	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ	6/20 at 100.00	Baa3	873,596
	Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40
500	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds,Idea Public	8/17 at 100.00	BBB (5)	506,215
	School Project, Series 2007A, 5.000%, 8/15/37 (Pre-refunded 8/15/17) – ACA Insured
1,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier	8/24 at 100.00	BBB+	1,114,890
	Refunding Series 2015C, 5.000%, 8/15/32
45	West Texas Independent School District, McLennan and Hill Counties, General Obligation	7/17 at 100.00	AAA	28,670
	Refunding Bonds, Series 1998, 0.000%, 8/15/25
8,540	Total Texas			9,557,541
	Virginia – 0.2%
205	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River	7/22 at 100.00	BBB	230,656
	Crossing, Opco LLC Project, Series 2012, 6.000%, 1/01/37 (Alternative Minimum Tax)
	Washington – 0.5%
500	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and	12/17 at 100.00	N/R (5)	514,010
	Medical Center of Seattle, Series 2007, 5.700%, 12/01/32 (Pre-refunded 12/01/17)
	Wisconsin – 5.7%
290	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System,	4/20 at 100.00	A–	305,663
	Inc., Series 2010B, 5.000%, 4/01/30
955	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran,	10/21 at 100.00	A+	1,041,638
	Series 2011A, 5.250%, 10/15/39
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marquette University,	10/22 at 100.00	A2	1,041,050
	Series 2012, 4.000%, 10/01/32
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc.,	5/21 at 100.00	N/R (5)	1,161,970
	Series 2011A, 5.500%, 5/01/31 (Pre-refunded 5/01/21)
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc.	8/24 at 100.00	A+	1,098,510
	Obligated Group, Refunding Series 2015, 5.000%, 8/15/39
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial	7/24 at 100.00	A–	528,335
	Hospital, Inc., Series 2014B, 5.000%, 7/01/44

NUVEEN 51

NMI	Nuveen Municipal Income Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 200	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson	10/22 at 102.00	N/R	$ 201,466
	Hollow Project. Series 2014, 5.125%, 10/01/34
4,945	Total Wisconsin			5,378,632
$ 87,945	Total Long-Term Investments (cost $84,313,376)			92,637,121
	Other Assets Less Liabilities – 1.6%			1,469,864
	Net Assets – 100%			$ 94,106,985

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	The coupon for this security increased 0.25% effective January 1, 2016 and increased an additional 0.25% effective May 11, 2016.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the ratings of such securities.

(6)	Investment, or portion of investment, has been pledged as collateral for the net payment obligations in inverse floating rate transactions.
(7)
On May 7, 2015, the Fund's Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security's interest rate of accrual from 5.250% to 2.100%.

(8)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
Reg S
Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.
52 NUVEEN

NEV

Nuveen Enhanced Municipal Value Fund
Portfolio of Investments		April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 109.4%
	MUNICIPAL BONDS – 108.8%
	Alabama – 1.0%
$ 2,000	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds,	7/17 at 100.00	AA	$ 2,006,740
	Series 2004A, 5.250%, 1/01/23 – AGM Insured
1,350	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013A, 5.250%,	10/23 at 102.00	AA	1,523,219
	10/01/48 – AGM Insured
3,350	Total Alabama			3,529,959
	Arizona – 3.3%
1,585	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender	1/22 at 100.00	AA–	2,178,804
	Option Bond Trust 2015-XF2046, 15.675%, 1/01/43 (IF) (4)
2,000	Arizona State, Certificates of Participation, Series 2010A, 5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	AA	2,182,180
2,500	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds,	7/19 at 100.00	AA	2,695,425
	Series 2009, 6.500%, 7/15/31 – BAM Insured
1,030	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great	7/21 at 100.00	BB+	1,123,503
	Hearts Academies – Veritas Project, Series 2012, 6.600%, 7/01/47
320	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series	12/17 at 102.00	B–	296,858
	2008, 7.000%, 12/01/27
1,835	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development Bonds,	5/17 at 100.00	B+	1,979,433
	Series 2012A, 9.750%, 5/01/25
50	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc.	No Opt. Call	BBB+	57,776
	Prepay Contract Obligations, Series 2007, 5.000%, 12/01/32
1,631	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series	7/17 at 100.00	N/R	1,554,522
	2005, 6.000%, 7/01/30
10,951	Total Arizona			12,068,501
	California – 15.7%
180	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	BBB+	200,747
	Subordinate Lien Series 2016B, 5.000%, 10/01/37
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series	4/19 at 100.00	AA (5)	5,382,848
	2009F-1, 5.000%, 4/01/34 (Pre-refunded 4/01/19)
920	California Educational Facilities Authority, Revenue Bonds, University of Southern California,	10/18 at 100.00	Aa1 (5)	1,153,652
	Tender Option Bond Trust 2015-XF2188, 16.224%, 10/01/38 (Pre-refunded 10/01/18) (IF) (4)
2,040	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services,	10/19 at 100.00	AA–	2,907,775
	Tender Option Bond Trust 2015-XF0120, 21.105%, 10/01/39 (IF) (4)
	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option
	Bond Trust 2016-XG0048:
300	21.339%, 8/15/26 (IF) (4)	8/20 at 100.00	AA–	497,460
1,700	21.339%, 8/15/26 (IF) (4)	8/20 at 100.00	AA–	2,798,795
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series	11/19 at 100.00	A3 (5)	1,170,240
	2009, 8.000%, 11/01/29 (Pre-refunded 11/01/19)
3,450	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda	6/26 at 100.00	BB	3,709,958
	University Medical Center, Series 2016A, 5.250%, 12/01/56
500	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes	10/19 at 100.00	BBB+	541,870
	of the West, Series 2010, 5.750%, 10/01/25

NUVEEN 53

NEV	Nuveen Enhanced Municipal Value Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project,	12/21 at 100.00	A+	$ 484,916
	Subordinate Series 2011A, 7.000%, 12/01/36
490	Etiwanda School District, California, Special Tax Bonds, Coyote Canyon Community Facilities	9/19 at 100.00	N/R (5)	551,598
	District 2004-1 Improvement Area 2, Series 2009, 6.500%, 9/01/32 (Pre-refunded 9/01/19)
2,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	No Opt. Call	AA	1,733,720
	Refunding Series 2013A, 0.000%, 1/15/29 – AGM Insured (6)
1,885	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/17 at 100.00	B3	1,889,392
	Bonds, Series 2007A-1, 5.750%, 6/01/47
115	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/17 at 100.00	N/R (5)	115,516
	Bonds, Series 2007A-1, 5.750%, 6/01/47 (Pre-refunded 6/01/17)
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed
	Bonds, Tender Option Bond Trust 2015-XF1038:
1,250	14.694%, 6/01/40 (IF) (4)	6/25 at 100.00	A+	1,807,713
2,445	14.683%, 6/01/40 (IF) (4)	6/25 at 100.00	A+	3,534,932
2,550	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust	7/21 at 100.00	Aaa	5,531,229
	2017-XF2453, 29.194%, 7/15/40 (Pre-refunded 7/15/21) (IF) (4)
960	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed	6/17 at 100.00	N/R	960,250
	Bonds, Series 2007, 4.625%, 6/01/21
225	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series	No Opt. Call	A	212,654
	2007B, 2.146%, 11/15/27
1,710	Los Angeles Community College District, California, General Obligation Bonds, Tender Option	8/18 at 100.00	AA+ (5)	2,211,885
	Bond Trust 2016-XG0045, 21.098%, 8/01/33 (Pre-refunded 8/01/18) (IF)
1,600	Los Angeles County, California, Community Development Commission Headquarters Office	9/21 at 100.00	Aa3	2,611,920
	Building, Lease Revenue Bonds, Community Development Properties Los Angeles County Inc.,
	Tender Option Bond Trust 2016-XL0022, 19.308%, 9/01/42 (IF) (4)
525	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/20 at 100.00	AA	582,404
	Airport, Senior Lien Series 2010A, 5.000%, 5/15/31
1,080	National City Community Development Commission, California, Tax Allocation Bonds, National	8/21 at 100.00	A	1,294,812
	City Redevelopment Project, Series 2011, 7.000%, 8/01/32
1,165	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment	9/21 at 100.00	BBB+	1,369,038
	Project, Series 2011, 6.750%, 9/01/40
840	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation,	7/17 at 102.00	CCC+	802,376
	Parcel Tax Secured Financing Program, Series 2010, 7.000%, 4/01/25
265	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009,	11/19 at 100.00	Ba1 (5)	302,508
	6.750%, 11/01/39 (Pre-refunded 11/01/19)
250	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation	6/20 at 100.00	A–	282,530
	Bonds, Refunding Series 2010, 6.125%, 6/30/37
	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,
	Mission Bay North Redevelopment Project, Series 2011C:
500	6.500%, 8/01/27 (Pre-refunded 2/01/21)	2/21 at 100.00	A– (5)	597,045
700	6.750%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	A– (5)	841,988
500	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	BBB+ (5)	599,235
	Mission Bay South Redevelopment Project, Series 2011D, 6.625%, 8/01/27 (Pre-refunded 2/01/21)
1,000	San Jose, California, Airport Revenue Bonds, Refunding Series 2017B, 5.000%, 3/01/42	3/27 at 100.00	A2	1,135,520
360	Santee Community Development Commission, California, Santee Redevelopment Project Tax	2/21 at 100.00	A (5)	435,730
	Allocation Bonds, Series 2011A, 7.000%, 8/01/31 (Pre-refunded 2/01/21)
1,000	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County,	12/19 at 100.00	A+	1,088,690
	California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38
2,400	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County,	12/19 at 100.00	A+	3,463,824
	California, Revenue Bonds, Tender Option Bond Trust 2015-XF0117, 17.874%, 12/01/34 (IF) (4)

54 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 3,110	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds,	8/17 at 100.00	AA (5)	$ 3,143,775
	Election 2005 Series 2007, 5.000%, 8/01/31 (Pre-refunded 8/01/17) – AGM Insured
1,045	Ukiah Redevelopment Agency, California, Tax Allocation Bonds, Ukiah Redevelopment Project,	6/21 at 100.00	A+	1,223,977
	Series 2011A, 6.500%, 12/01/28
1,020	Western Placer Unified School District, Placer County, California, Certificates of	8/19 at 100.00	AA	1,100,876
	Participation, Refunding Series 2009, 5.250%, 8/01/35 – AGM Insured
46,480	Total California			58,273,398
	Colorado – 3.4%
1,859	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori School of	7/17 at 100.00	N/R	1,861,026
	Evergreen, Series 2005A, 6.500%, 12/01/35
	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project,
	Series 2007:
26	5.000%, 6/01/17 (Alternative Minimum Tax) (7), (8)	No Opt. Call	N/R	25,273
250	6.200%, 4/01/18 (Alternative Minimum Tax) (7)	No Opt. Call	N/R	222,163
2,000	Conservatory Metropolitan District, Aurora, Arapahoe County, Colorado, General Obligation	12/17 at 100.00	AA	2,016,520
	Bonds, Limited Tax Series 2007, 5.125%, 12/01/37 – RAAI Insured
4,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B, 0.000%,	9/26 at 52.09	AA–	1,397,120
	9/01/39 – NPFG Insured
	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs
	Utilities, Series 2008:
475	6.250%, 11/15/28	No Opt. Call	A	596,648
4,030	6.500%, 11/15/38	No Opt. Call	A	5,547,656
815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax	12/20 at 100.00	N/R	850,868
	Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39
13,455	Total Colorado			12,517,274
	Connecticut – 0.2%
827	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue	4/20 at 100.00	N/R	896,509
	Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22
	District of Columbia – 0.4%
1,500	District of Columbia, Revenue Bonds, Center for Strategic and International Studies, Inc.,	3/21 at 100.00	BBB–	1,626,150
	Series 2011, 6.375%, 3/01/31
	Florida – 5.8%
1,695	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series	7/17 at 100.00	N/R	1,587,927
	2006A, 5.125%, 5/01/38
1,000	Bonterra Community Development District, Hialeah, Florida, Special Assessment Bonds,	5/27 at 100.00	N/R	948,660
	Assessment Area 2 Project, Series 2016, 4.500%, 5/01/34
2,000	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University,	6/23 at 100.00	BBB–	2,204,940
	Refunding Series 2013A, 5.625%, 6/01/33
950	Copperstone Community Development District, Manatee County, Florida, Capital Improvement	5/17 at 100.00	N/R	949,962
	Revenue Bonds, Series 2007, 5.200%, 5/01/38
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance	6/21 at 100.00	BB	1,122,410
	Charter School, Inc. Projects, Series 2011A, 7.500%, 6/15/33
1,000	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami Children's	8/20 at 100.00	A+	1,111,090
	Hospital, Series 2010A, 6.000%, 8/01/30
1,625	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series	10/20 at 100.00	A	1,798,534
	2010A-1, 5.375%, 10/01/35
3,660	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition Series 2009A,	4/19 at 100.00	AA	3,867,229
	5.125%, 4/01/34 – AGC Insured

NUVEEN 55

NEV	Nuveen Enhanced Municipal Value Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,500	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010,	10/20 at 100.00	AA	$ 1,646,115
	5.375%, 10/01/40
	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center,
	Series 2013A:
1,000	5.000%, 11/01/33	11/22 at 100.00	BBB+	1,060,660
2,000	5.000%, 11/01/43	11/22 at 100.00	BBB+	2,088,940
425	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1,	7/17 at 100.00	AA– (5)	428,111
	Series 2007B, 5.000%, 7/01/33 (Pre-refunded 7/01/17) – NPFG Insured
80	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/17 at 100.00	N/R	74,398
	Capital Appreciation, Series 2012A-2, 6.610%, 5/01/39
230	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/19 at 100.00	N/R	137,372
	Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (6)
95	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	41,992
	Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (6)
135	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series	5/18 at 100.00	N/R	1
	2007-3, 6.650%, 5/01/40 (7)
15	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing	5/18 at 100.00	N/R	15,081
	ParcelSeries 2007-1. RMKT, 6.650%, 5/01/40
235	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	5/17 at 100.00	N/R	235,024
	2012A-1, 6.650%, 5/01/40
350	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	5/18 at 100.00	N/R	215,401
	2015-1, 0.000%, 5/01/40
215	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	5/18 at 100.00	N/R	111,594
	2015-2, 0.000%, 5/01/40 (7)
235	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	5/18 at 100.00	N/R	2
	2015-3, 6.610%, 5/01/40 (7)
810	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006,	5/17 at 100.00	N/R	805,100
	5.400%, 5/01/37
1,080	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue	5/22 at 100.00	N/R	1,116,018
	Bonds, Series 2012-A2, 5.500%, 5/01/34
21,335	Total Florida			21,566,561
	Georgia – 4.5%
12,000	Atlanta, Georgia, Airport General Revenue Bonds, Series 2010C, 5.250%, 1/01/30 –	1/21 at 100.00	AA	13,483,800
	AGM Insured (UB)
615	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%,	1/19 at 100.00	A2 (5)	675,737
	1/01/31 (Pre-refunded 1/01/19)
430	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 6.750%,	1/19 at 100.00	A2 (5)	462,972
	1/01/20 (Pre-refunded 1/01/19)
1,250	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air	6/20 at 100.00	Baa3	1,473,513
	Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29
90	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/22	No Opt. Call	A	99,925
260	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.500%, 9/15/26	No Opt. Call	A	310,679
14,645	Total Georgia			16,506,626
	Guam – 0.9%
1,760	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	1,810,072
1,250	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013,	7/23 at 100.00	A–	1,372,400
	5.500%, 7/01/43
3,010	Total Guam			3,182,472

56 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 13.8%
$ 2,710	CenterPoint Intermodal Center Program Trust, Illinois, Class A Certificates, Series 2004,	12/22 at 100.00	N/R	$ 2,709,052
	4.000%, 6/15/23
5,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement	4/27 at 100.00	A	5,173,550
	Revenues, Series 2016, 6.000%, 4/01/46
1,335	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/26 at 100.00	B	1,240,255
	2016B, 6.500%, 12/01/46
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax
	Revenues, Series 1998B-1:
1,000	0.000%, 12/01/22 – NPFG Insured	No Opt. Call	AA–	823,710
1,000	0.000%, 12/01/27 – NPFG Insured	No Opt. Call	AA–	632,190
1,000	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series 2002B,	1/25 at 100.00	BBB+	1,004,260
	5.500%, 1/01/33
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C:
320	5.000%, 1/01/23	1/22 at 100.00	BBB+	325,174
160	5.000%, 1/01/25	1/22 at 100.00	BBB+	160,982
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
3,470	5.000%, 1/01/24	No Opt. Call	BBB+	3,512,959
350	5.000%, 1/01/29	1/26 at 100.00	BBB+	343,907
2,000	Grundy County School District 54 Morris, Illinois, General Obligation Bonds, Refunding Series	12/21 at 100.00	AA	2,318,840
	2005, 6.000%, 12/01/24 – AGM Insured
3,000	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International	10/20 at 100.00	B–	3,066,360
	Corporation Project, Series 2010, 6.500%, 10/15/40
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Tender Option Bond Trust
	2016-XF2339:
1,605	17.550%, 9/01/38 (IF) (4)	9/22 at 100.00	BBB	1,939,610
1,540	14.395%, 9/01/38 (IF) (4)	9/22 at 100.00	BBB	1,797,380
645	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc., Refunding Series 2010,	5/20 at 100.00	BBB–	698,845
	6.125%, 5/15/27
355	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc., Refunding Series 2010,	5/20 at 100.00	N/R (5)	406,557
	6.125%, 5/15/27 (Pre-refunded 5/15/20)
835	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A,	7/17 at 100.00	BB–	835,134
	5.375%, 2/15/25
4,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series	7/17 at 100.00	Baa3	3,848,320
	2006A, 5.000%, 4/01/36
	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender Option
	Bond Trust 2015-XF0076:
690	15.417%, 8/15/37 (IF)	8/22 at 100.00	AA+	931,583
150	15.417%, 8/15/43 (IF)	8/22 at 100.00	AA+	199,476
1,975	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Tender Option Bond	8/19 at 100.00	AA+	2,957,958
	Trust 2016-XL0021, 24.061%, 8/15/39 (IF) (4)
1,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C,	5/20 at 100.00	AA–	1,062,930
	5.125%, 5/15/35
35	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care Corporation, Refunding	5/19 at 100.00	N/R (5)	38,611
	Series 2009, 6.125%, 5/15/25 (Pre-refunded 5/15/19)
	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care Corporation, Refunding
	Series 2009:
30	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (5)	33,044
935	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	BBB– (5)	1,031,473
500	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc.,	3/20 at 100.00	AA	539,285
	Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured
455	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust	8/21 at 100.00	AA	765,101
	2015-XF0121, 23.456%, 8/15/41 – AGM Insured (IF) (4)

NUVEEN 57

NEV	Nuveen Enhanced Municipal Value Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 3,000	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 0.000%, 6/15/23 –	No Opt. Call	BBB–	$ 2,403,300
	AMBAC Insured
1,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2016B,	7/26 at 100.00	AA–	1,119,300
	5.000%, 1/01/41
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel
	Revenue Bonds, Series 2005B:
2,685	5.250%, 1/01/30 (9)	7/17 at 100.00	D	782,892
1,515	5.250%, 1/01/36 (9)	7/17 at 100.00	D	441,744
5,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	No Opt. Call	AA–	2,935,250
	Project, Series 2002A, 0.000%, 12/15/29 – NPFG Insured
1,000	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series	6/21 at 100.00	A–	1,138,850
	2010, 6.000%, 6/01/28
1,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special	3/19 at 100.00	N/R	1,021,100
	Assessment Bonds, Series 2009, 7.875%, 3/01/32
2,500	Wauconda, Illinois, Special Service Area 1 Special Tax Bonds, Liberty Lake Project, Refunding	3/25 at 100.00	AA	2,760,525
	Series 2015, 5.000%, 3/01/33 – BAM Insured
53,795	Total Illinois			50,999,507
	Indiana – 1.5%
1,395	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	10/19 at 100.00	B–	1,379,237
	Educational Excellence, Inc., Series 2009A, 6.625%, 10/01/29
1,500	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	A–	1,596,885
	Project, Series 2013A, 5.000%, 7/01/35 (Alternative Minimum Tax)
2,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series	9/21 at 100.00	N/R (5)	2,526,300
	2011, 7.750%, 9/01/31 (Pre-refunded 9/01/21)
4,895	Total Indiana			5,502,422
	Iowa – 0.3%
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company
	Project, Series 2013:
995	5.000%, 12/01/19	No Opt. Call	B	1,019,328
155	5.250%, 12/01/25	12/23 at 100.00	B	157,198
1,150	Total Iowa			1,176,526
	Kansas – 2.3%
3,000	Kansas Development Finance Authority, Revenue Bonds, Lifespace Communities, Inc., Refunding	5/20 at 100.00	A	3,211,650
	Series 2010S, 5.000%, 5/15/30
1,000	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park	7/17 at 100.00	BB+	1,000,400
	Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured
3,565	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate	12/22 at 100.00	N/R	3,146,148
	Project, Series 2012, 6.000%, 12/15/32
1,130	Washburn University of Topeka, Kansas, Revenue Bonds, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	A1	1,258,899
8,695	Total Kansas			8,617,097
	Kentucky – 0.3%
1,000	Hardin County, Kentucky, Hospital Revenue Bonds, Hardin Memorial Hospital Project, Series	8/23 at 100.00	AA	1,133,800
	2013, 5.700%, 8/01/39 – AGM Insured
	Louisiana – 3.6%
1,215	Louisiana Local Government Environmental Facilities and Community Development Authority,	10/25 at 100.00	AA	1,362,963
	Revenue Bonds, Louisiana Tech University Student Housing & Recreational Facilities/Innovative
	Student Facilities Inc. Project, Refunding Series 2015, 5.000%, 10/01/33
2,000	Louisiana Public Facilities Authority, Hospital Revenue and Refunding Bonds, Lafayette General	5/20 at 100.00	A–	2,115,620
	Medical Center Project, Series 2010, 5.500%, 11/01/40

58 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 3,305	Louisiana Public Facilities Authority, Revenue Bonds, Cleco Power LLC Project, Series 2008,	5/23 at 100.00	A3	$ 3,401,770
	4.250%, 12/01/38
2,620	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation	12/21 at 100.00	N/R	2,891,013
	Project, Series 2011A, 7.750%, 12/15/31
985	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding	10/21 at 100.00	Aaa	1,149,219
	Series 2011, 5.250%, 10/01/28 (Pre-refunded 10/01/21)
1,165	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Tender Option Bond Trust 2016-XG0035,	5/20 at 100.00	AA	1,586,672
	15.532%, 5/01/39 (IF)
1,000	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A,	6/17 at 100.00	BBB	1,002,510
	5.125%, 6/01/37
12,290	Total Louisiana			13,509,767
	Massachusetts – 0.9%
1,620	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds Issue K Series	7/22 at 100.00	AA	1,748,369
	2013, 5.000%, 7/01/25 (Alternative Minimum Tax)
625	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series	1/20 at 100.00	AA	679,463
	2010A, 5.500%, 1/01/22
50	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series	1/20 at 100.00	AA	53,056
	2010B, 5.500%, 1/01/23 (Alternative Minimum Tax)
775	Massachusetts Housing Finance Agency, Housing Bonds, Series 2010C, 5.000%, 12/01/30	6/20 at 100.00	AA	803,272
	(Alternative Minimum Tax)
3,070	Total Massachusetts			3,284,160
	Michigan – 0.6%
10	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003A, 5.000%,	7/17 at 100.00	A	10,028
	7/01/34 – NPFG Insured
2,100	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System,	11/19 at 100.00	A (5)	2,341,668
	Refunding Series 2009, 5.750%, 11/15/39 (Pre-refunded 11/15/19)
2,110	Total Michigan			2,351,696
	Mississippi – 0.1%
310	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System	10/17 at 100.00	BBB+	311,296
	Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22
	Missouri – 0.2%
640	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village	9/17 at 100.00	BBB–	644,403
	of West County, Series 2007A, 5.375%, 9/01/21
	Nevada – 1.3%
2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran	1/20 at 100.00	Aa3	2,165,820
	International Airport, Series 2010A, 5.000%, 7/01/30
1,670	Las Vegas, Nevada, General Obligation Bonds, Tender Option Bond Trust 2016-XF2312, 28.386%,	4/19 at 100.00	AA (5)	2,616,890
	4/01/39 (Pre-refunded 4/01/19) (IF) (4)
3,670	Total Nevada			4,782,710
	New Jersey – 4.2%
795	New Jersey Economic Development Authority, School Facilities Construction Financing Program	6/25 at 100.00	A–	811,822
	Bonds, Series 2015WW, 5.250%, 6/15/40 (UB) (4)
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental
	Airlines Inc., Series 1999:
1,000	5.125%, 9/15/23 (Alternative Minimum Tax)	9/17 at 100.00	BB–	1,067,980
1,650	5.250%, 9/15/29 (Alternative Minimum Tax)	8/22 at 101.00	BB–	1,789,359
1,460	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare	7/26 at 100.00	Baa2	1,637,843
	System, Series 2016A, 5.000%, 7/01/34

NUVEEN 59

NEV	Nuveen Enhanced Municipal Value Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 1,070	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A,	12/19 at 100.00	Aaa	$ 1,119,744
	5.000%, 12/01/26
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C,	No Opt. Call	A–	7,607,600
	0.000%, 12/15/36 – AMBAC Insured (UB) (4)
1,500	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,	6/17 at 100.00	BBB	1,503,090
	Series 2007-1A, 4.625%, 6/01/26
27,475	Total New Jersey			15,537,438
	New York – 3.5%
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue
	Bonds, Barclays Center Project, Series 2009:
1,100	6.000%, 7/15/30 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (5)	1,241,735
1,225	6.250%, 7/15/40 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (5)	1,391,000
2,500	6.375%, 7/15/43 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (5)	2,847,100
1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher	6/21 at 100.00	A–	1,116,720
	College, Series 2011, 6.000%, 6/01/34
1,000	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball	7/17 at 100.00	BBB	1,002,170
	Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured
500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	538,985
	Center Project, Class 2 Series 2014, 5.150%, 11/15/34
2,105	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport	7/24 at 100.00	BBB	2,262,917
	Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	Baa1	297,977
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
2,150	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	2,209,104
11,845	Total New York			12,907,708
	Ohio – 10.5%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue
	Bonds, Senior Lien, Series 2007A-2:
1,000	5.125%, 6/01/24	6/17 at 100.00	B–	962,840
6,000	5.750%, 6/01/34	6/17 at 100.00	B–	5,754,658
6,500	5.875%, 6/01/47	6/17 at 100.00	B–	6,291,283
760	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement	7/20 at 100.00	BBB–	818,642
	Services, Improvement Series 2010A, 5.625%, 7/01/26
10,000	Franklin County, Ohio, Hospital Facilities Revenue Bonds, OhioHealth Corporation, Series 2015,	5/25 at 100.00	AA+	11,066,100
	5.000%, 5/15/40 (UB)
3,000	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	AA–	3,451,410
	2011A, 5.750%, 11/15/31
1,000	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard,	4/20 at 100.00	BBB–	1,073,910
	Refunding & improvement Series 2010, 6.375%, 4/01/30
1,670	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust	5/19 at 100.00	BBB+	2,303,064
	2016-XF2311, 22.220%, 5/01/34 (IF) (4)
6,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	Caa1	2,640,000
	Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)
1,200	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation	No Opt. Call	BBB–	1,244,820
	Project, Series 2009E, 5.625%, 10/01/19
	Scioto County, Ohio, Hospital Facilities Revenue Bonds, Southern Ohio Medical Center,
	Refunding Series 2016:
1,460	5.000%, 2/15/33	2/26 at 100.00	A2	1,661,246
1,455	5.000%, 2/15/34	2/26 at 100.00	A2	1,649,592
40,045	Total Ohio			38,917,565

60 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania – 6.5%
$ 1,313	Aliquippa Municipal Water Authority, Pennsylvania, Water and Sewer Revenue Bonds, Subordinated	No Opt. Call	N/R	$ 1,332,863
	Series 2013, 5.000%, 5/15/26
1,390	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement	11/19 at 100.00	B	1,455,914
	Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.750%, 11/01/24
1,500	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement	12/21 at 100.00	B	1,462,740
	Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.550%, 12/01/27
1,335	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley	7/17 at 100.00	B2	1,247,317
	General Hospital, Series 2005A, 5.125%, 4/01/35
530	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	B1	493,690
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory
	put 4/01/21)
	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B:
2,000	3.500%, 12/01/35 (Mandatory put 6/01/20)	No Opt. Call	Caa1	880,000
1,000	2.500%, 12/01/41 (Mandatory put 6/01/17)	No Opt. Call	Caa1	757,500
150	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social	1/19 at 100.00	BBB+	161,612
	Ministries Project, Series 2009, 6.125%, 1/01/29
1,350	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social	1/19 at 100.00	N/R (5)	1,464,386
	Ministries Project, Series 2009, 6.125%, 1/01/29 (Pre-refunded 1/01/19)
2,000	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds,	12/19 at 100.00	N/R	2,086,300
	Series 2009, 7.750%, 12/15/27
1,080	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage	8/20 at 100.00	N/R (5)	1,602,202
	Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B,
	15.449%, 8/01/24 (Pre-refunded 8/01/20) (IF) (4)
1,000	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG	6/17 at 100.00	BB+	999,880
	Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)
1,000	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds,	1/20 at 100.00	BBB+	1,064,580
	Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32
1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University	7/20 at 100.00	N/R (5)	1,368,204
	Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30 (Pre-refunded 7/01/20)
130	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University Properties	7/26 at 100.00	Baa3	140,439
	Inc. Student Housing Project at East Stroudsburg University of Pennsylvania, Series 2016A,
	5.000%, 7/01/31
1,000	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of	No Opt. Call	AA	1,147,750
	Philadelphia, Series 2006B, 5.000%, 6/01/27 – AGM Insured
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E:
3,530	0.000%, 12/01/30 (6)	12/27 at 100.00	A–	4,193,852
2,000	0.000%, 12/01/38 (6)	12/27 at 100.00	A–	2,403,360
23,508	Total Pennsylvania			24,262,589
	Puerto Rico – 0.7%
1,500	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue Bonds,	12/18 at 100.00	A+	1,581,045
	Modernization Series 2008, 5.125%, 12/01/27
1,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Refunding Series	No Opt. Call	C	1,086,170
	2005C, 5.500%, 7/01/26 – AMBAC Insured
2,500	Total Puerto Rico			2,667,215
	Rhode Island – 0.3%
1,110	Providence Redevelopment Agency, Rhode Island, Revenue Bonds, Public Safety and Municipal	4/25 at 100.00	Baa2	1,235,108
	Building Projects, Refunding Series 2015A, 5.000%, 4/01/27

NUVEEN 61

NEV	Nuveen Enhanced Municipal Value Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 2.2%
$ 7,500	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding Series	12/26 at 100.00	AA–	$ 8,092,350
	2016B, 5.000%, 12/01/41 (UB)
	Tennessee – 0.0%
155	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 5.000%, 2/01/24	No Opt. Call	A	176,883
	Texas – 3.5%
80	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Leadership	6/21 at 100.00	BB	77,634
	Prep School, Series 2016A, 5.000%, 6/15/46
3,500	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric	7/18 at 100.00	N/R	35
	Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax) (7)
2,095	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Subordinate Lien Series	1/26 at 100.00	BBB	2,320,003
	2016, 5.000%, 1/01/35
150	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc.	11/22 at 100.00	Baa3	153,515
	Project, Series 2012B, 4.750%, 11/01/42
250	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series	10/18 at 103.00	BB–	262,165
	2016B, 5.750%, 10/01/31 (Alternative Minimum Tax)
1,800	North Texas Tollway Authority, Special Projects System Revenue Bonds, Tender Option Bond Trust	9/21 at 100.00	AA+	3,164,130
	2016-XF2220, 21.161%, 9/01/41 (IF)
1,000	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden	12/21 at 100.00	N/R	789,800
	Home Inc., Series 2012, 7.250%, 12/15/47 (7)
455	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior	No Opt. Call	BBB+	550,309
	Lien Series 2008D, 6.250%, 12/15/26
	Texas Private Activity Bond Surface Transpiration Corporation, Senior Lien Revenue Bonds,
	Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016:
1,275	5.000%, 12/31/50 (Alternative Minimum Tax)	12/25 at 100.00	Baa3	1,361,713
805	5.000%, 12/31/55 (Alternative Minimum Tax)	12/25 at 100.00	Baa3	856,963
810	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility	12/19 at 100.00	Baa2	912,919
	Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009,
	6.875%, 12/31/39
1,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ	6/20 at 100.00	Baa3	1,138,500
	Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/34
1,500	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public	8/17 at 100.00	BBB (5)	1,518,645
	School Project, Series 2007A, 5.000%, 8/15/37 (Pre-refunded 8/15/17) – ACA Insured
14,720	Total Texas			13,106,331
	Utah – 0.3%
1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High	7/20 at 100.00	BB	1,048,390
	School, Series 2010A, 6.250%, 7/15/30
	Vermont – 0.9%
	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School
	Project, Series 2011A:
1,000	6.125%, 1/01/28 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	1,168,650
1,760	6.250%, 1/01/33 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	2,064,691
2,760	Total Vermont			3,233,341
	Virginia – 0.8%
2,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds,	6/17 at 100.00	B–	1,920,600
	Series 2007B1, 5.000%, 6/01/47
1,010	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River	7/22 at 100.00	BBB	1,104,859
	Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)
3,010	Total Virginia			3,025,459

62 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 4.3%
$ 5,000	Port of Seattle, Washington, Revenue Bonds, Refunding First Lien Series 2016B, 5.000%, 10/01/31	4/26 at 100.00	Aa2	$ 5,748,250
	(Alternative Minimum Tax) (UB)
3,155	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital,	12/26 at 100.00	Baa2	3,536,534
	Refunding & Improvement Series 2016, 5.000%, 12/01/27
215	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds,	4/18 at 100.00	N/R	215,108
	Series 2013, 5.750%, 4/01/43
2,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research	1/21 at 100.00	A	2,170,560
	Center, Series 2011A, 5.375%, 1/01/31
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	7/19 at 100.00	A (5)	2,204,540
	Research Center, Series 2009A, 6.000%, 1/01/33 (Pre-refunded 7/01/19)
2,000	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University,	10/19 at 100.00	Baa1 (5)	2,216,200
	Series 2009, 5.625%, 10/01/40 (Pre-refunded 10/01/19)
14,370	Total Washington			16,091,192
	West Virginia – 0.2%
750	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc.,	10/18 at 100.00	N/R	767,220
	Series 2008, 6.500%, 10/01/38
	Wisconsin – 10.1%
3,500	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2011-144A,	2/19 at 102.00	AA–	3,830,610
	6.500%, 2/01/31
2,905	Public Finance Authority of Wisconsin, Student Housing Revenue Bonds, Collegiate Housing	7/25 at 100.00	BBB–	3,073,606
	Foundation – Cullowhee LLC – Western California University Project, Series 2015A,
	5.000%, 7/01/35
1,000	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Senior Series 2003A,	No Opt. Call	AA	627,110
	0.000%, 12/15/31
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health
	Alliance Senior Credit Group, Series 2016A:
10,000	5.000%, 11/15/35 (UB) (4)	5/26 at 100.00	AA+	11,311,800
5,000	5.000%, 11/15/36 (UB) (4)	5/26 at 100.00	AA+	5,639,250
3,000	5.000%, 11/15/39 (UB) (4)	5/26 at 100.00	AA+	3,366,120
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series	6/20 at 100.00	Baa2 (5)	1,144,420
	2010A, 6.000%, 6/01/30 (Pre-refunded 6/01/20)
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System,	4/20 at 100.00	A–	527,005
	Inc., Series 2010B, 5.000%, 4/01/30
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community
	Health, Inc. Obligated Group, Tender Option Bond Trust 2015-XF0118:
1,000	18.637%, 4/01/34 (Pre-refunded 4/01/19) (IF) (4)	4/19 at 100.00	AA– (5)	1,374,400
1,290	13.646%, 4/01/42 (IF) (4)	10/22 at 100.00	AA–	1,377,707
25	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Monroe Clinic Inc.,	8/25 at 100.00	A3	28,971
	Refunding Series 2016, 5.000%, 2/15/28
1,090	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior	8/23 at 100.00	A	1,149,460
	Living Communities, Refunding Series 2013, 5.000%, 8/15/43
2,500	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Tender Option Bond Trust	5/19 at 100.00	AA– (5)	3,980,200
	2016-XL0020, 28.218%, 5/01/36 (Pre-refunded 5/01/19) (IF) (4)
32,810	Total Wisconsin			37,430,659

NUVEEN 63

NEV	Nuveen Enhanced Municipal Value Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.7%
	Wyoming Community Development Authority, Student Housing Revenue Bonds, CHF-Wyoming, L.L.C. –
	University of Wyoming Project, Series 2011:
$ 710	6.250%, 7/01/31	7/21 at 100.00	BBB	$ 773,772
1,600	6.500%, 7/01/43	7/21 at 100.00	BBB	1,752,528
2,310	Total Wyoming			2,526,300
$ 393,046	Total Municipal Bonds (cost $375,416,459)			403,506,582

Shares	Description (1)	Value
	COMMON STOCKS – 0.6%
	Airlines – 0.6%
50,333	American Airlines Group Inc., (10)	$ 2,145,192
	Total Common Stocks (cost $1,491,886)	2,145,192
	Total Long-Term Investments (cost $376,908,345)	405,651,774

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.8%
	MUNICIPAL BONDS – 0.8%
	Illinois – 0.8%
$ 2,070	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Alternative	7/17 at 100.00	B+	$ 2,070,000
	Revenue, Project Series 2015G, Variable Rate Demand Obligations, 9.000%, 3/01/32 (11)
1,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	7/17 at 100.00	B+	997,110
	Series 2011C-1, Variable Rate Demand Obligations, 9.000%, 3/01/32 (11)
$ 3,070	Total Short-Term Investments (cost $3,053,313)			3,067,110
	Total Investments (cost $379,961,658) – 110.2%			408,718,884
	Floating Rate Obligations – (13.1)%			(48,545,000)
	Other Assets Less Liabilities – 2.9%			10,570,146
	Net Assets – 100%			$ 370,744,030

64 NUVEEN

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the ratings of such securities.

(6)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(7)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(8)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)
On May 7, 2015, the Fund's Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security's interest rate of accrual from 5.250% to 2.100%.

(10)
On November 28, 2011, AMR Corp. ("AMR"), the parent company of American Airlines Group, Inc. ("AAL") filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR's unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120– day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(11)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.
NUVEEN 65

Statement of
Assets and Liabilities			April 30, 2017 (Unaudited)

	NUV	NUW	NMI	NEV
Assets
Long-term investments, at value (cost $1,911,002,787, $210,610,611,
$84,313,376 and $376,908,345, respectively)	$2,072,573,872	$238,698,869	$92,637,121	$405,651,774
Short-term investments, at value (cost $11,050,000, $—, $— and
$3,053,313, respectively)	11,050,000	—	—	3,067,110
Cash	19,432,284	1,251,327	583,985	810,612
Receivable for:
Shares sold	—	566,077	—	—
Interest	25,534,878	3,644,454	1,288,892	7,642,620
Investments sold	12,451,559	7,293,671	85,420	4,135,000
Deferred offering costs	—	100,863	—	—
Other assets	325,053	5,606	4,937	29,767
Total assets	2,141,367,646	251,560,867	94,600,355	421,336,883
Liabilities
Floating rate obligations	14,130,000	7,125,000	—	48,545,000
Payable for:
Dividends	5,972,546	810,262	307,776	1,682,807
Investments purchased	21,813,489	—	99,378	—
Accrued expenses:
Management fees	793,903	118,378	47,269	274,760
Directors/Trustees fees	294,080	1,959	763	17,944
Other	375,616	121,677	38,184	72,342
Total liabilities	43,379,634	8,177,276	493,370	50,592,853
Net assets	$2,097,988,012	$243,383,591	$94,106,985	$370,744,030
Shares outstanding	206,875,449	14,499,387	8,319,849	24,950,068
Net asset value ("NAV") per share outstanding	$10.14	$16.79	$11.31	$14.86

Net assets consist of:
Shares, $0.01 par value per share	$2,068,754	$144,994	$83,198	$249,501
Paid-in surplus	1,956,404,758	212,702,467	85,771,342	366,211,930
Undistributed (Over-distribution of) net investment income	11,557,741	969,810	251,837	802,754
Accumulated net realized gain (loss)	(33,614,326)	1,478,062	(323,137)	(25,277,381)
Net unrealized appreciation (depreciation)	161,571,085	28,088,258	8,323,745	28,757,226
Net assets	$2,097,988,012	$243,383,591	$94,106,985	$370,744,030
Authorized shares	350,000,000	Unlimited	200,000,000	Unlimited

See accompanying notes to financial statements.
66 NUVEEN

Statement of
Operations	Six Months Ended April 30, 2017 (Unaudited)

	NUV	NUW	NMI	NEV
Investment Income	$46,942,002	$6,359,539	$2,382,229	$12,233,963
Expenses
Management fees	4,768,186	708,707	284,055	1,657,623
Interest expense	92,836	44,583	235	305,356
Custodian fees	108,020	17,323	12,468	31,544
Directors/Trustees fees	32,161	3,699	1,445	5,741
Professional fees	50,604	16,564	13,505	29,464
Shareholder reporting expenses	139,159	16,975	10,845	20,744
Shareholder servicing agent fees	108,415	159	5,953	166
Stock exchange listing fees	31,843	3,856	3,621	8,005
Investor relations expenses	105,934	12,276	5,597	17,333
Other	58,731	11,006	6,616	20,493
Total expenses	5,495,889	835,148	344,340	2,096,469
Net investment income (loss)	41,446,113	5,524,391	2,037,889	10,137,494
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	4,528,845	2,001,598	(680)	(49,501)
Change in net unrealized appreciation (depreciation) of investments	(57,634,659)	(8,448,470)	(2,502,804)	(17,856,799)
Net realized and unrealized gain (loss)	(53,105,814)	(6,446,872)	(2,503,484)	(17,906,300)
Net increase (decrease) in net assets from operations	$(11,659,701)	$(922,481)	$(465,595)	$(7,768,806)

See accompanying notes to financial statements.
NUVEEN 67

Statement of
Changes in Net Assets				(Unaudited)

	NUV		NUW
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	4/30/17	10/31/16	4/30/17	10/31/16
Operations
Net investment income (loss)	$41,446,113	$83,294,176	$5,524,391	$10,645,109
Net realized gain (loss) from investments	4,528,845	(9,063,243)	2,001,598	767,370
Change in net unrealized appreciation (depreciation) of investments	(57,634,659)	47,249,567	(8,448,470)	(193,067)
Net increase (decrease) in net assets from operations	(11,659,701)	121,480,500	(922,481)	11,219,412
Distributions to Shareholders
From net investment income	(40,795,848)	(80,761,259)	(5,281,674)	(10,943,206)
Decrease in net assets from distributions to shareholders	(40,795,848)	(80,761,259)	(5,281,674)	(10,943,206)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	—	9,540,333	2,082,380	17,451,974
Net proceeds from shares issued to shareholders due to
reinvestment of distributions	—	3,676,267	111,501	713,294
Net increase (decrease) in net assets from capital share transactions	—	13,216,600	2,193,881	18,165,268
Net increase (decrease) in net assets	(52,455,549)	53,935,841	(4,010,274)	18,441,474
Net assets at the beginning of period	2,150,443,561	2,096,507,720	247,393,865	228,952,391
Net assets at the end of period	$2,097,988,012	$2,150,443,561	$243,383,591	$247,393,865
Undistributed (Over-distribution of)
net investment income at the end of period	$11,557,741	$10,907,476	$969,810	$727,093

See accompanying notes to financial statements.
68 NUVEEN

	NMI		NEV
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	4/30/17	10/31/16	4/30/17	10/31/16
Operations
Net investment income (loss)	$2,037,889	$4,200,062	$10,137,494	$19,652,593
Net realized gain (loss) from investments	(680)	(20,534)	(49,501)	(537,166)
Change in net unrealized appreciation (depreciation) of investments	(2,502,804)	1,237,919	(17,856,799)	633,718
Net increase (decrease) in net assets from operations	(465,595)	5,417,447	(7,768,806)	19,749,145
Distributions to Shareholders
From net investment income	(2,045,888)	(4,216,821)	(10,321,843)	(21,633,059)
Decrease in net assets from distributions to shareholders	(2,045,888)	(4,216,821)	(10,321,843)	(21,633,059)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	—	—	—	61,693,894
Net proceeds from shares issued to shareholders due to
reinvestment of distributions	86,466	181,990	—	168,274
Net increase (decrease) in net assets from capital share transactions	86,466	181,990	—	61,862,168
Net increase (decrease) in net assets	(2,425,017)	1,382,616	(18,090,649)	59,978,254
Net assets at the beginning of period	96,532,002	95,149,386	388,834,679	328,856,425
Net assets at the end of period	$94,106,985	$96,532,002	$370,744,030	$388,834,679
Undistributed (Over-distribution of)
net investment income at the end of period	$251,837	$259,836	$802,754	$987,103

See accompanying notes to financial statements.
NUVEEN 69

Financial
Highlights (Unaudited)

Selected data for a share outstanding throughout each period:
		Investment Operations			Less Distributions
									Premium
									from
						From			Shares
		Net	Net		From	Accumu-			Sold
		Investment	Realized/		Net	lated Net			through		Ending
	Beginning	Income	Unrealized		Investment	Realized		Offering	Shelf	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs	Offering	NAV	Price

NUV
Year Ended 10/31:
2017(d)	$10.39	$0.20	$(0.25)	$ (0.05)	$(0.20)	$ —	$(0.20)	$ —	$ —	$10.14	$10.00
2016	10.20	0.40	0.18	0.58	(0.39)	—	(0.39)	—	—*	10.39	9.98
2015	10.21	0.42	(0.03)	0.39	(0.40)	—	(0.40)	—	—	10.20	10.07
2014	9.61	0.43	0.61	1.04	(0.44)	—	(0.44)	—	—	10.21	9.64
2013	10.31	0.44	(0.70)	(0.26)	(0.45)	—	(0.45)	—	0.01	9.61	9.05
2012	9.65	0.46	0.71	1.17	(0.47)	(0.06)	(0.53)	—*	0.02	10.31	10.37

NUW
Year Ended 10/31:
2017(d)	17.22	0.38	(0.44)	(0.06)	(0.37)	—	(0.37)	—*	—*	16.79	17.05
2016	17.17	0.76	0.06	0.82	(0.79)	—	(0.79)	(0.01)	0.03	17.22	16.96
2015	17.19	0.80	(0.04)	0.76	(0.79)	—	(0.79)	—	0.01	17.17	17.22
2014	16.35	0.82	0.92	1.74	(0.81)	(0.09)	(0.90)	—	—	17.19	16.89
2013	17.78	0.85	(1.48)	(0.63)	(0.80)	(0.01)	(0.81)	—*	0.01	16.35	15.23
2012	16.47	0.84	1.29	2.13	(0.82)	—	(0.82)	—	—	17.78	18.66
(a)
Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distribu- tions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

70 NUVEEN

Ratios/Supplemental Date
Total Returns	Ratios to Average Net Assets

	Based	Ending
Based	on	Net			Net		Portfolio
on	Share	Assets			Investment		Turnover
NAV(a)	Price(a)	(000)	Expenses(b)		Income (Loss)		Rate(c)
(0.47)%	2.25%	$2,097,988	0.53	%***	4.01	%***	8%
5.74	2.91	2,150,444	0.51		3.87		11
3.94	8.86	2,096,508	0.53		4.08		16
11.04	11.54	2,099,099	0.56		4.36		17
(2.55)	(8.67)	1,975,227	0.55		4.34		19
12.62	13.15	2,105,323	0.60		4.63		14
(0.33)	2.78	243,384	0.70	***	4.64	***	9
4.90	2.99	247,394	0.71		4.38		12
4.56	6.79	228,952	0.72		4.72		6
10.95	17.27	226,855	0.75		4.92		10
(3.59)	(14.31)	215,764	0.72		4.93		7
13.23	14.73	231,140	0.68		4.90		10

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NUV		NUW
Year Ended 10/31:		Year Ended 10/31:
2017(d)	0.01%***	2017(d)	0.04%***
2016	0.01	2016	0.03
2015	0.00**	2015	0.02
2014	0.01	2014	0.02
2013	0.00**	2013	0.00**
2012	0.02	2012	—

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(d)	For the six months ended April 30, 2017.
*	Rounds to less than $0.01 per share.
**	Rounds to less than 0.01%.
***	Annualized.
See accompanying notes to financial statements.
NUVEEN 71

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
									Premium
									from
						From			Shares
		Net	Net		From	Accumu-			Sold
		Investment	Realized/		Net	lated Net			through		Ending
	Beginning	Income	Unrealized		Investment	Realized		Offering	Shelf	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs	Offering	NAV	Price

NMI
Year Ended 10/31:
2017(e)	$11.61	$0.25	$(0.30)	$(0.05)	$(0.25)	$ —	$(0.25)	$ —	$ —	$11.31	$12.31
2016	11.47	0.50	0.15	0.65	(0.51)	—	(0.51)	—	—	11.61	12.20
2015	11.52	0.51	(0.05)	0.46	(0.51)	—	(0.51)	—	—	11.47	11.05
2014	10.80	0.50	0.77	1.27	(0.55)	—	(0.55)	—	—	11.52	11.30
2013	11.66	0.54	(0.83)	(0.29)	(0.57)	—	(0.57)	—	—	10.80	10.11
2012	10.75	0.57	0.91	1.48	(0.57)	—	(0.57)	—	—	11.66	12.66

NEV
Year Ended 10/31:
2017(e)	15.58	0.41	(0.72)	(0.31)	(0.41)	—	(0.41)	—	—	14.86	14.33
2016	15.59	0.85	0.04	0.89	(0.95)	—	(0.95)	—	0.05	15.58	14.75
2015	15.69	0.93	(0.06)	0.87	(0.97)	—	(0.97)	—	—	15.59	15.38
2014	14.10	0.96	1.59	2.55	(0.96)	—	(0.96)	—	—	15.69	14.91
2013	15.82	0.96	(1.80)	(0.84)	(0.96)	—	(0.96)	(0.01)	0.09	14.10	13.92
2012	13.97	1.01	1.80	2.81	(0.96)	—	(0.96)	—	—	15.82	16.16

(a)
Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distribu- tions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

72 NUVEEN

Ratios/Supplemental Date
Total Returns	Ratios to Average Net Assets

	Based	Ending
Based	on	Net			Net		Portfolio
on	Share	Assets			Investment		Turnover
NAV(a)	Price(a)	(000)	Expenses(b)		Income (Loss)		Rate(d)

(0.43)%	3.08%	$94,107	0.74	%**	4.39	%**	4%
5.71	15.22	96,532	0.76		4.33		4
4.08	2.31	95,149	0.74		4.43		10
12.06	17.55	95,464	0.76		4.55		15
(2.58)	(15.91)	89,384	0.73		4.73		18
14.05	19.51	96,298	0.78		5.09		15
(1.90)	0.02	370,744	1.15	**	5.55	**	5
6.10	1.85	388,835	1.03		5.44		6
5.68	9.90	328,856	1.05(c	)	5.93(c	)	12
18.67	14.58	330,869	1.08		6.49		5
(5.02)*	(8.12)	297,404	1.08		6.44		12
20.67	25.68	305,341	1.12		6.73		11

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NMI		NEV
Year Ended 10/31:		Year Ended 10/31:
2017(e)	0.00%***	2017(e)	0.17%**
2016	0.03	2016	0.07
2015	0.01	2015	0.07
2014	0.01	2014	0.09
2013	0.01	2013	0.08
2012	0.01	2012	0.09

(c)
During the fiscal year ended October 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with an equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser are as follows:

	Ratios to Average Net Assets

		Net Investment
NEV	Expenses	Income (Loss)
Year Ended 10/31:
2015	1.08%	5.91%

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended April 30, 2017.
*
During the fiscal year ended October 31, 2013, NEV received payments from the Adviser of $168,146 to offset losses realized on the disposal of investments purchased in violation of the Fund's investment restrictions. This reimbursement did not have an impact on the Fund's Total Return on NAV.

**	Annualized.
***	Annualized ratio rounds to less than 0.01%.
See accompanying notes to financial statements.
NUVEEN 73

Notes to
Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies
General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):
• Nuveen Municipal Value Fund, Inc. (NUV)
• Nuveen AMT-Free Municipal Value Fund (NUW)
• Nuveen Municipal Income Fund, Inc. (NMI)
• Nuveen Enhanced Municipal Value Fund (NEV)
The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. NUV and NMI were incorporated under the state laws of Minnesota on April 8, 1987 and February 26, 1988, respectively. NUW and NEV were organized as Massachusetts business trusts on November 19, 2008 and July 27, 2009, respectively.
The end of the reporting period for the Funds is April 30, 2017, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2017 (the "current fiscal period").
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen, LLC ("Nuveen"). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund's primary investment objective is to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the following Funds' outstanding when-issued/delayed delivery purchase commitments were as follows:

	NUV	NMI
Outstanding when-issued/delayed delivery purchase commitments	$21,813,489	$99,378

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.
74 NUVEEN

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.
Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds' organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Compensation
The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds' Board of Directors/Trustees (the "Board") has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service ("pricing service") approved by the Board. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality,
NUVEEN 75

Notes to Financial Statements (Unaudited) (continued)
type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value ("NAV") (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

NUV	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$2,071,943,847	$—		$2,071,943,847
Corporate Bonds	—	—	630,025	**	630,025
Short-Term Investments*:
Municipal Bonds	—	11,050,000	—		11,050,000
Total	$—	$2,082,993,847	$630,025		$2,083,623,872

NUW
Long-Term Investments*:
Municipal Bonds	$—	$238,698,869	$—		$238,698,869

NMI
Long-Term Investments*:
Municipal Bonds	$—	$92,637,121	$—		$92,637,121

NEV
Long-Term Investments*:
Municipal Bonds	$—	$403,481,309	$25,273	**	$403,506,582
Common Stocks	2,145,192	—	—		2,145,192
Short-Term Investments*:
Municipal Bonds	—	3,067,110	—		3,067,110
Total	$2,145,192	$406,548,419	$25,273		$408,718,884

*	Refer to the Fund's Portfolio of Investments for state and/or industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the
76 NUVEEN

Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an "Underlying Bond"), typically with a fixed interest rate, into a special purpose tender option bond ("TOB") trust (referred to as the "TOB Trust") created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as "Floaters"), in face amounts equal to some fraction of the Underlying Bond's par amount or market value, and (b) an inverse floating rate certificate (referred to as an "Inverse Floater") that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider ("Liquidity Provider"), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond's downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond's value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the "Trustee") transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a "self-deposited Inverse Floater"). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an "externally-deposited Inverse Floater").
An investment in a self-deposited Inverse Floater is accounted for as a "financing" transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund's Portfolio of Investments as "(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund recognizing as liabilities, labeled "Floating rate obligations" on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in "Investment Income" the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust's borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of "Interest expense" on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund's Portfolio of Investments as "(IF) – Inverse floating rate investment." For an externally-deposited Inverse Floater, a Fund's Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in "Investment Income" only the net amount of earnings on the
NUVEEN 77

Notes to Financial Statements (Unaudited) (continued)
Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund's TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NUV	NUW	NMI	NEV
Floating rate obligations: self-deposited Inverse Floaters	$14,130,000	$7,125,000	$—	$48,545,000
Floating rate obligations: externally-deposited Inverse Floaters	5,250,000	10,165,000	6,005,000	146,485,000
Total	$19,380,000	$17,290,000	$6,005,000	$195,030,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NUV	NUW	NMI	NEV
Average floating rate obligations outstanding	$14,130,000	$7,125,000	$—	$48,485,000
Average annual interest rate and fees	1.25%	1.24%	—%	1.27%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust's outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of "Floating rate obligations" on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse arrangement") (TOB Trusts involving such agreements are referred to herein as "Recourse Trusts"), under which a Fund agrees to reimburse the Liquidity Provider for the Trust's Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations - Recourse Trusts	NUV	NUW	NMI	NEV
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$14,130,000	$7,125,000	$—	$34,920,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	5,250,000	10,165,000	6,005,000	136,185,000
Total	$19,380,000	$17,290,000	$6,005,000	$171,105,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
78 NUVEEN

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Equity Shelf Programs and Offering Costs
The following Funds have each filed registration statements with the Securities and Exchange Commission ("SEC") authorizing each Fund to issue additional shares through one or more equity shelf program ("Shelf Offering"), which became effective with the SEC during a prior fiscal period.
Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund's NAV per share. In the event a Fund's Shelf Offering registration statement is no longer current, the Fund may not issue additional shares until a post-effective amendment to the registration statement has been filed with the SEC.
Additional authorized shares, shares sold and offering proceeds, net of offering costs under each Fund's Shelf Offering during the Fund's current and/or prior fiscal period (unless otherwise noted), were as follows:
	NUV		NUW		NEV
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	4/30/17	10/31/16*	4/30/17	10/31/16**	4/30/17	10/31/16
Additional authorized shares	19,600,000	19,600,000	2,600,000	2,600,000	5,200,000	5,200,000
Shares sold	—	900,076	123,474	992,372	—	3,842,469
Offering proceeds, net of offering costs	$—	$9,540,333	$2,082,380	$17,451,974	$—	$61,693,894

*	Represents total additional authorized shares for the period March 22, 2016 through October 31, 2016.
**	Represents total additional authorized shares for the period February 26, 2016 through October 31, 2016; and the period November 1, 2015 through November 15, 2015.
Costs incurred by the Funds in connection with their Shelf Offerings were recorded as a deferred charge and recognized as a component of "Deferred offering costs" on the Statement of Assets and Liabilities. The deferred assets are reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and is recognized as a component of "Proceeds from shelf offering, net of offering costs" on the Statement of Changes in Net Assets. Any remaining deferred charges at the end of the one-year life of the Shelf Offering period will be expensed accordingly, as well as any additional Shelf Offering costs the Funds may incur. As Shelf Offering costs are expensed they are recognized as a component of "Other expenses" on the Statement of Operations.
NUVEEN 79

Notes to Financial Statements (Unaudited) (continued)
During the prior reporting period, NMI and NEV each filed an initial registration statement with the SEC to establish new Shelf Offerings. During May 2017, subsequent to the close of this reporting period, NMI's Shelf Offering was declared effective, while NEV's is not yet effective.
Common Share Transactions
Transactions in common shares during the Funds' current and prior fiscal period, where applicable, were as follows:

	NUV		NUW
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	4/30/17	10/31/16	4/30/17	10/31/16
Shares sold through shelf offering	—	900,076	123,474	992,372
Shares issued to shareholders due to reinvestment of distributions	—	347,727	6,671	40,963
Weighted average premium to NAV per shelf offering share sold	—%	1.22%	1.50%	2.34%

	NMI*		NEV
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	4/30/17	10/31/16	4/30/17	10/31/16
Shares sold through shelf offering	—	—	—	3,842,469
Shares issued to shareholders due to reinvestment of distributions	7,550	15,227	—	10,581
Weighted average premium to NAV per shelf offering share sold	—%	—%	—%	1.80%

* Fund was not authorized to issue additional shares through a Shelf Offering.

5. Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:
	NUV	NUW	NMI	NEV
Purchases	$173,283,636	$22,253,347	$3,916,089	$19,729,194
Sales and maturities	183,661,760	25,132,606	6,816,816	26,816,111

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of AMT-Free Municipal Value (NUW) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
As of April 30, 2017, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	NUV	NUW	NMI	NEV
Cost of investments	$1,900,669,570	$202,151,634	$84,250,030	$330,487,776
Gross unrealized:
Appreciation	$186,980,843	$30,205,981	$8,892,769	$42,476,554
Depreciation	(18,156,618)	(783,746)	(505,678)	(12,790,386)
Net unrealized appreciation (depreciation) of investments	$168,824,225	$29,422,235	$8,387,091	$29,686,168

80 NUVEEN

Permanent differences, primarily due to taxable market discount, federal taxes paid and nondeductible offering costs resulted in reclassifications among the Funds' components of net assets as of October 31, 2016, the Funds' last tax year end, as follows:

	NUV	NUW	NMI	NEV
Paid-in-surplus	$(61)	$1	$1	$(166)
Undistributed (Over-distribution of) net investment income	(816,585)	(33,380)	(56,822)	(81,165)
Accumulated net realized gain (loss)	816,646	33,379	56,821	81,331

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2016, the Funds' last tax year end, were as follows:

	NUV	NUW	NMI	NEV
Undistributed net tax-exempt income[1]	$6,069,945	$331,949	$378,414	$1,701,271
Undistributed net ordinary income[2]	457,488	103,869	16,452	29,263
Undistributed net long-term capital gains	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 3, 2016 and paid on November 1, 2016.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' last tax year ended October 31, 2016, was designated for purposes of the dividends paid deduction as follows:

	NUV	NUW	NMI	NEV
Distributions from net tax-exempt income	$80,329,085	$10,748,111	$4,134,879	$21,404,317
Distributions from net ordinary income[2]	391,620	202,880	81,311	107,623
Distributions from net long-term capital gains	—	—	—	—
[2] Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of October 31, 2016, the Funds' last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	NUV	NUW	NMI	NEV
Expiration:
October 31, 2017	$—	$—	$159,522	$—
October 31, 2018	—	—	—	2,946,811
October 31, 2019	—	—	—	16,146,849
Not subject to expiration	34,533,782	726,001	—	6,141,628
Total	$34,533,782	$726,001	$159,522	$25,235,288

During the Funds' last tax year ended October 31, 2016, the following Funds utilized capital loss carryforwards as follows:
			NUW	NMI
Utilized capital loss carryforwards			$800,750	$199,223

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund's management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser and for NUV a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
NUVEEN 81

Notes to Financial Statements (Unaudited) (continued)

The annual Fund-level fee, payable monthly, for NUV is calculated according to the following schedule:
NUV
Average Daily Net Assets	Fund-Level Fee
For the first $500 million	0.1500%
For the next $500 million	0.1250
For net assets over $1 billion	0.1000

In addition, NUV pays an annual management fee, payable monthly, based on gross interest income (excluding interest on bonds underlying a "self-deposited inverse floater" trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) as follows:

NUV
Gross Interest Income	Gross Income Fee
For the first $50 million	4.125%
For the next $50 million	4.000
For gross income over $100 million	3.875

The annual Fund-level fee, payable monthly, for NUW, NMI and NEV is calculated according to the following schedules:
NUW
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

NMI
Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For net assets over $5 billion	0.3625

NEV
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

82 NUVEEN

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund's daily managed assets (net assets for NUV and NMI):

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of April 30, 2017, the complex-level fee rate for each Fund was 0.1610%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser ("inter-fund trade") under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of "Receivable for investments sold" and/or "Payable for investments purchased" on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Funds did not engage in inter-fund trades pursuant to these procedures.
8. Borrowing Arrangements
Uncommitted Line of Credit
During the current fiscal period, the Funds participated in an unsecured bank line of credit ("Unsecured Credit Line") under which outstanding balances would bear interest at a variable rate. On December 31, 2016 (the only date utilized during the current fiscal period), the following Funds borrowed the following amount from the Unsecured Credit Line, each at an annualized interest rate of 2.02% on their respective balance.

	NUV	NEV
Outstanding balance at December 31, 2016	$8,374,528	$3,187,609

Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser ("Participating Funds"), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility's capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility's annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2017 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "other expenses" on the Statement of
NUVEEN 83

Notes to Financial Statements (Unaudited) (continued)
Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility's aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, NUV utilized this facility. The Fund's maximum outstanding balance during the utilization period was as follows:
NUV
Maximum Outstanding Balance	$28,000,000
During the current fiscal period, the average daily balance and average annual interest rate on the Fund's Borrowings during the utilization period were as follows:

NUV
Average daily balance outstanding	$23,000,000
Average annual interest rate	2.02%

Borrowings outstanding as of the end of the reporting period are recognized as "Borrowings" on the Statement of Assets and Liabilities, where applicable.
9. New Accounting Pronouncements
Amendments to Regulation S-X
In October 2016, the SEC adopted new rules and amended existing rules (together, the "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.
Accounting Standards Update 2017-08 ("ASU 2017-08") Premium Amortization on Purchased Callable Debt Securities
During March 2017, the Financial Accounting Standards Board ("FASB") issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.
10. Subsequent Events
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities "fails," resulting in an unanticipated cash shortfall) (the "Inter-Fund Program"). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund's outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund's total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund's inter-fund loans to any one fund shall not exceed 5% of the lending fund's net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day's notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund's investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. As of the time this shareholder report was prepared, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
84 NUVEEN

Additional Fund Information

Board of Directors/Trustees
William Adams IV*	Margo Cook**	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff
Robert L. Young***

*	Interested Board Member and retired from the Funds' Board of Directors/Trustees effective June 30, 2017.
**	Interested Board Member.
***	Effective July 1, 2017.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	One Lincoln Street		200 East Randolph Drive	& Trust Company
	Boston, MA 02111		Chicago, IL 60601	Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds' Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.
	NUV	NUW	NMI	NEV
Shares repurchased	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
NUVEEN 85

Glossary of Terms Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

■	Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund's portfolio. Currently, the leverage effects of Tender
Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■	Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■	Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

■	Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn,
(a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100%
of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■	Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds.
Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

86 NUVEEN

■	S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-
exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Total Investment Exposure: Total investment exposure is a fund's assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund's use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities.

■	Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

NUVEEN 87

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.
88 NUVEEN

Notes
NUVEEN 89

Notes
90 NUVEEN

Notes
NUVEEN 91

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of the world's premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully.
Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-A-0417D 184320-INV-B-06/18

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Enhanced Municipal Value Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: July 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: July 6, 2017

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: July 6, 2017